SUPPLEMENT DATED JANUARY 17, 2007
              TO THE EXECUTIVE VARIABLE UNIVERSAL LIFE PROSPECTUS
                               DATED MAY 1, 2006

The "Transaction Fees" table found on page 6 of the prospectus will be replaced with the following:
..

                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 Maximum Sales Charge*   from each premium paid
 on premiums up to
 Target Premium -
  years 2-5 (after
  issue or adjustment)                                  7.00% of premium paid
 on premiums over
 Target Premium
  all years                                             none
-------------------------------------------------------------------------------
 Taxes (federal, state
 and local)              from each premium paid
  Guaranteed                                            3.45% of premium paid

  Current                                               3.25% of premium paid
-------------------------------------------------------------------------------
                         from each partial surrender    $25 per partial
 Transaction Fee         after the second               surrender
                         partial surrender in a
                         policy year
-------------------------------------------------------------------------------
                         upon each unscheduled
 Transfer Fees           transfer after the first
  Guaranteed             unscheduled transfer in a      $25 per unscheduled
                         policy month.                  transfer
  Current                                               none
-------------------------------------------------------------------------------

  *  Sales Charge varies over time based on policy year premium paid:


     through year 1 (after issue or  4.50
     adjustment)                     % of premium paid up to the Target Premium
                                     for Policies with a policy date prior to
                                     April 1, 2007
                                     3.75% of premium paid up to the Target
                                     Premium for Policies with a policy date of
                                     April 1, 2007 and later**

     years 2 through 5 (after issue  7.00
     or adjustment)                  % of premium paid up to the Target Premium

     years 6 through 10 (after       3.00
     issue or adjustment)            % of premium paid up to the Target Premium

     more than 10 (after issue or
     adjustment)

      Guaranteed Maximum             3.00% of premium paid up to the Target
                                     Premium

      Current                        none

    ** In states where approved, otherwise we apply the charge(s) in effect for Policies with a policy date prior to April 1, 2007.

The "Periodic Charges Other Than Underlying Mutual Fund Operating Expenses" table found on page 7 of the prospectus will be replaced with the following:

    PERIODIC CHARGES OTHER THAN UNDERLYING MUTUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
                          WHEN CHARGE
        CHARGE            IS DEDUCTED               AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 Cost of Insurance:*        monthly

 Guaranteed Minimum                       $0.08 per $1,000 of net amount at
                                          risk

 Maximum                                  $83.33 per $1,000 of net amount at
                                          risk

 Current Charge for                       $0.01 per $1,000 of net amount at
 Representative                           risk
 Insured**
-------------------------------------------------------------------------------
 Asset Based Charge:        monthly

 Current                                  Policies with a policy date prior to
                                          April 1, 2007, 0.30% of division
                                          values per year

                                          Policies with a policy date April 1,
                                          2007 and later ***, 0.20% of division
                                          values per year
-------------------------------------------------------------------------------
 Supplemental Benefit
 Rider                      monthly

 Guaranteed Minimum                       $0.08 of net amount at risk

 Guaranteed Maximum                       $83.33 of net amount at risk

 Current Charge for
 Representative                           $0.01 of net amount at risk
 Insured**
-------------------------------------------------------------------------------
 Max Policy loan
 interest (applies
 only if a policy loan     annually
 is outstanding)        (accrued daily)
  policy years 1-10                       1.0% of loan balance per year (the
                                          difference between the interest
                                          charged on the loan balance and the
                                          interest credited to the loan
                                          account)

  after policy year 10                    Policies with a policy date prior to
                                          April 1, 2007, 0.3% of loan balance
                                          per year (the difference between the
                                          interest charged on the loan balance
                                          and the interest credited to the loan
                                          account)

                                          Policies with a policy date April 1,
                                          2007 and later ***, 0.2% of loan
                                          balance per year (the difference
                                          between the interest charged on the
                                          loan balance and the interest
                                          credited to the loan account)
-------------------------------------------------------------------------------



    * The cost of insurance rate at issue and for any underwritten total face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insured. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.

    ** Representative Insured is a 45-year old male with a risk classification of preferred non-smoker.

    *** In states where approved, otherwise we apply the charge(s) in effect for Policies with a policy date prior to April 1, 2007.

The Current Premium Expense Charge (as a % of Premium Paid) table on page 15 of the prospectus will be replaced with the following:

For Policies with a policy date prior to April 1, 2007:

                   CURRENT PREMIUM EXPENSE CHARGE (AS A % OF PREMIUM PAID)*
                   -----------------------------------
 YEARS SINCE ISSUE OR ADJUSTMENT   SALES CHARGE**  STATE AND LOCAL TAXES  FEDERAL TAXES   TOTAL
 -------------------------------   --------------  ---------------------  -------------   -----
 through 1                               4.50%             2.00%              1.25%        7.75%
 2 through 5                             7.00              2.00               1.25        10.25
 6 through 10                            3.00              2.00               1.25         6.25
 more than 10                         none***              2.00               1.25         3.25


For Policies with a policy date April 1, 2007 and later****:

                   CURRENT PREMIUM EXPENSE CHARGE (AS A % OF PREMIUM PAID)*
                   -----------------------------------
 YEARS SINCE ISSUE OR ADJUSTMENT   SALES CHARGE**  STATE AND LOCAL TAXES  FEDERAL TAXES   TOTAL
 -------------------------------   --------------  ---------------------  -------------   -----
 through 1                                                 2.00%              1.25%        7.00%
 2 through 5                             7.00              2.00               1.25        10.25
 6 through 10                            3.00              2.00               1.25         6.25
 more than 10                         none***              2.00               1.25         3.25

    * Deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a face amount increase.
    ** Assessed against premiums up to target premium. No sales charge on premiums in excess of target premium.
    *** Currently there is no charge. We reserve the right to impose a sales charge of up to a guaranteed maximum charge of 3.0% of premiums paid which are less than or equal to target premiums.
    **** In states where approved, otherwise we apply the charge(s) in effect for Policies with a policy date prior to April 1, 2007.

The Asset Based Charge discussion reflected on page 16 of the prospectus will be replaced with the following:

ASSET BASED CHARGE
The asset based charge compensates us for distribution and administrative expenses.
  . For Policies with a policy date prior to April 1, 2007, each month, we deduct an asset based charge at an annual rate of 0.30% of the division values.
  . For Policies with a policy date April 1, 2007 and later*, each month, we deduct an asset based charge at an annual rate of 0.20% of the division values.
We reserve the right to increase the annual rate but guarantee that the maximum annual rate will not exceed 0.60% of the division values. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.
  * In states where approved, otherwise we apply the charge(s) in effect for Policies with a policy date prior to April 1, 2007.


The Enhanced Cash Surrender Value Rider description found on page 20 of the prospectus will be replaced with the following:

Enhanced Cash Surrender Value Rider
-----------------------------------
The rider provides for payment of an additional amount at the time of full surrender. The additional amount is only available upon a full cash surrender that is not associated with a replacement or an exchange under Section 1035 of the Internal Revenue Code. There is no charge for this rider and it is automatically added to all Policies at issue.

       POLICIES WITH A POLICY DATE PRIOR TO AUGUST 9, 2003
 POLICY YEAR OF SURRENDER             ADDITIONAL AMOUNT
 ------------------------             -----------------
            1              5.00 % of premium received since issue
            2               4.30% of premium received since issue
            3              3.20 % of premium received since issue
            4               2.00% of premium received since issue
            5               0.80% of premium received since issue
            6+             0.00 % of premium received since issue


  POLICIES WITH A POLICY DATE OF AUGUST 9, 2003 THROUGH MARCH 31, 2007
   POLICY YEAR OF SURRENDER                ADDITIONAL AMOUNT
   ------------------------                -----------------
              1                6.5 % of premium received since issue
              2                8.0 % of premium received since issue
              3                7.6 % of premium received since issue
              4                6.8 % of premium received since issue
              5                5.8 % of premium received since issue
              6                3.9% of premium received since issue
              7                2.0% of premium received since issue
              8                0.8% of premium received since issue
              9                0.8% of premium received since issue
             10                0.8% of premium received since issue
             11+               0.0% of premium received since issue


             POLICIES WITH A POLICY DATE OF APRIL 1, 2007 AND LATER*
       POLICY YEAR OF SURRENDER                 ADDITIONAL AMOUNT
       ------------------------                 -----------------
                 1              6.50 % of premium received since issue
                 2              8.15 % of premium received since issue
                 3              8.20 % of premium received since issue
                 4              7.80 % of premium received since issue
                 5              7.20 % of premium received since issue
                 6              5.80 % of premium received since issue
                 7              4.50 % of premium received since issue
                 8              3.20 % of premium received since issue
                 9              1.90 % of premium received since issue
                10              0.80 % of premium received since issue
                11+             0.00 % of premium received since issue



The second paragraph within the Policy Loans discussion on page 31 of the prospectus will be replaced with the following:

You are charged interest on your policy loan. During the first ten policy years, the interest rate is 5.00% per year. After policy year ten:

  . For Policies with a policy date prior to April 1, 2007, the interest rate is
    4.30% per year.
  . For Policies with a policy date April 1, 2007 and later*, the interest rate is 4.20% per year.
    * In states where approved, otherwise we apply the rate(s) in effect for Policies with a policy date prior to April 1, 2007.


If coverage is extended beyond the maturity date, the interest rate is 4.00% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be redeemed from the division(s) and redemption proceeds transferred to the loan account. Redemptions are made in the same proportion as the allocation used for the most recent monthly policy charge.

                  PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     Issued by Principal Life Insurance Company (the "Company") through its

        Principal Life Insurance Company Variable Life Separate Account


                   This prospectus is dated May 1, 2006.


As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.


This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.


The Securities and Exchange Commission ("SEC") has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

TABLE OF CONTENTS



SUMMARY: BENEFITS AND RISKS .............................................4

 Policy Benefits ........................................................4

 Death Benefits and Proceeds ............................................4

 Premium Payment Flexibility ............................................4

 Policy Values ..........................................................4

 Adjustment Options .....................................................4

 Maturity Proceeds ......................................................5

 Policy Risks ...........................................................5

 Risks of Poor Investment Performance ...................................5

 Policy Termination (Lapse) .............................................5

 Limitations on Access to Surrender Value ...............................5

 Adverse Tax Consequences ...............................................5

 Risks of Underlying Mutual Funds .......................................6

SUMMARY: FEE TABLES .....................................................6

GLOSSARY................................................................11

CORPORATE ORGANIZATION AND OPERATION ....................................13

 The Company ............................................................13

 Principal Life Insurance Company Variable Life Separate Account ........13

 The Funds ..............................................................13

CHARGES AND DEDUCTIONS ..................................................15

 Premium Expense Charge .................................................15

 Monthly Policy Charge ..................................................15

 Underlying Mutual Fund Charges .........................................16

GENERAL DESCRIPTION OF THE POLICY .......................................16

 The Contract ...........................................................16

 Rights Under the Policy ................................................16

 Policy Limitations .....................................................17

 Optional Insurance Benefits ............................................20

 Reservation of Rights ..................................................21

 Right to Exchange Policy...............................................21

 Suicide................................................................21

 Delay of Payments ......................................................22

PREMIUMS................................................................22

 Payment of Premiums ....................................................22

 Premium Limitations....................................................23

 Allocation of Premiums .................................................23

DEATH BENEFITS AND POLICY VALUES ........................................24

 Death Proceeds .........................................................24

 Death Benefit Option ...................................................25

 Change in Death Benefit Option .........................................26

 IRS Definition of Life Insurance .......................................27

 Maturity Proceeds ......................................................28

 Adjustment Options .....................................................29

 Policy Values ..........................................................29

SURRENDERS AND PARTIAL SURRENDERS .......................................30

 Surrenders.............................................................30

 Examination Offer (Free-Look Provision) ................................31

LOANS...................................................................31

 Policy Loans ...........................................................31

 Loan Account ...........................................................31

 Loan Payments ..........................................................32

POLICY TERMINATION AND REINSTATEMENT ....................................32

 Policy Termination (Lapse) .............................................32

 Reinstatement..........................................................33

TAX ISSUES RELATED TO THE POLICY ........................................33

GENERAL PROVISIONS ......................................................35

 Frequent Trading and Market-Timing (Abusive Trading Practices).........35

 Purchase Procedures ....................................................36

 Statement of Values ....................................................37

 Services Available via the Telephone ...................................37

 Misstatement of Age or Gender ..........................................38

 Non-Participating Policy ...............................................38

 Incontestability.......................................................38

 Independent Registered Public Accounting Firm ..........................38

LEGAL PROCEEDINGS .......................................................38

TABLE OF SEPARATE ACCOUNT DIVISIONS .....................................39

APPENDIX A- TARGET PREMIUMS .............................................55

APPENDIX B- ILLUSTRATIONS ...............................................60

APPENDIX C- APPLICABLE PERCENTAGES (for Life Insurance Definition Test).67

ADDITIONAL INFORMATION ..................................................73



SUMMARY: BENEFITS AND RISKS


This prospectus describes a flexible variable universal life insurance policy offered by the Company. This is a brief summary of the Policy's features. More detailed information follows later in this prospectus.


The Policy is for use by corporations, employers, trusts, associations or similar entities. This Policy is designed for financing non-qualified executive deferred compensation plans, salary continuation plans, post employment benefits or similar purposes.


POLICY BENEFITS

DEATH BENEFITS AND PROCEEDS
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured. The amount of the death proceeds is:
.. the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY
  VALUES - Death Proceeds);
.. minus loan indebtedness;
.. minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net policy value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.


PREMIUM PAYMENT FLEXIBILITY
You may choose the amount and frequency of premium payments (subject to certain limitations).

POLICY VALUES
The policy value reflects your premium payments, partial surrenders, policy loans, policy expenses, interest credited to the fixed account and the investment experience of the divisions. There is no guaranteed minimum division value.

Policy Loans
------------
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net policy value.

Full Surrender
--------------
The Policy may be surrendered and any net surrender value paid to the owner.

Partial Surrender
-----------------
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. A transaction fee of $25 is imposed on each partial surrender after the second partial surrender in a policy year. The minimum amount for a partial surrender is $500.

ADJUSTMENT OPTIONS
The total face amount may be increased (unless the Policy is in a grace period) or decreased.

Total Face Amount Increase
--------------------------
The minimum amount of an increase is $10,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Total Face Amount Decrease
--------------------------
On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the total face amount below $100,000.

MATURITY PROCEEDS
If the insured is living on the maturity date, we will pay the owner an amount equal to the net surrender value. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date.

POLICY RISKS

RISKS OF POOR INVESTMENT PERFORMANCE
Transaction costs and policy charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investment in the fixed account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

NOTE: Each division invests in a corresponding underlying mutual fund. The underlying mutual funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

POLICY TERMINATION (LAPSE)
On an ongoing basis, the Policy's net policy value must be sufficient to cover the monthly policy charges and any loan indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the insured.

If the cumulative death benefit guarantee premium requirement is met, the Policy will not terminate prior to the insured's attained age 85 even if the Policy's net policy value is insufficient to cover the monthly policy charge.


LIMITATIONS ON ACCESS TO SURRENDER VALUE
Partial Surrenders
------------------
.. The partial surrender may not be less than $500 and may not be greater than
  90% of the net policy value.
.. The policy value will be reduced by the amount of the partial surrender plus any transaction fee(s).
.. A transaction fee of $25 is imposed on each partial surrender after the second partial surrender in a policy year.

Full Surrenders
---------------
We will pay the net surrender value at the end of the valuation period during which we receive the surrender request.

ADVERSE TAX CONSEQUENCES
A full surrender or cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

In certain employer-sponsored life insurance arrangements participants may be required to report for income tax purposes, one or more of the following:
.. the value each year of the life insurance protection provided;
.. an amount equal to any employer-paid premiums; or .. some or all of the amount by which the current value exceeds the employer's interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

RISKS OF UNDERLYING MUTUAL FUNDS
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund's prospectus. As with all mutual funds, as the value of an underlying mutual fund's assets rise or fall, the fund's share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds
------------
The biggest risk is that the fund's returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund's portfolio could also decrease if the stock market goes down.

Income Funds
------------
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund's share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds
-------------------
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

SUMMARY: FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the Policy.


                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 Maximum Sales Charge*   from each premium paid
 on premiums up to
 Target Premium -
  years 2-5 (after
  issue or adjustment)                                  7.00% of premium paid
 on premiums over
 Target Premium
  all years                                             none
 Taxes (federal, state
 and local)              from each premium paid
  Guaranteed                                            3.45% of premium paid
  Current                                               3.25% of premium paid
-------------------------------------------------------------------------------
                         from each partial surrender    $25 per partial
 Transaction Fee         after the second               surrender
                         partial surrender in a
                         policy year
-------------------------------------------------------------------------------
                         upon each unscheduled
 Transfer Fees           transfer after the first
  Guaranteed             unscheduled transfer in a      $25 per unscheduled
                         policy month.                  transfer
  Current                                               none
-------------------------------------------------------------------------------




     through year 1 (after issue or       4.50
     adjustment)                          % of premium paid up to the Target
                                          Premium
     years 2 through 5 (after issue or    7.00
     adjustment)                          % of premium paid up to the Target
                                          Premium
     years 6 through 10 (after issue or   3.00
     adjustment)                          % of premium paid up to the Target
                                          Premium
     more than 10 (after issue or
     adjustment)
      Guaranteed Maximum                  3.00
                                          % of premium paid up to the Target
                                          Premium
      Current                             none

* Sales Charge varies over time based on policy year premium paid:


The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.


    PERIODIC CHARGES OTHER THAN UNDERLYING MUTUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
                          WHEN CHARGE
        CHARGE            IS DEDUCTED               AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 Cost of Insurance:*        monthly
 Guaranteed Minimum                       $0.08 per $1,000 of net amount at
                                          risk
 Maximum                                  $83.33 per $1,000 of net amount at
                                          risk
 Current Charge for                       $0.01 per $1,000 of net amount at
 Representative                           risk
 Insured**
-------------------------------------------------------------------------------
 Asset Based Charge:        monthly
 Current                                  0.30% of division values per year
-------------------------------------------------------------------------------
 Supplemental Benefit
 Rider                      monthly
 Guaranteed Minimum                       $0.08 of net amount at risk
 Guaranteed Maximum                       $83.33 of net amount at risk
 Current Charge for
 Representative                           $0.01 of net amount at risk
 Insured**
-------------------------------------------------------------------------------
 Max Policy loan
 interest (applies
 only if a policy loan     annually
 is outstanding)        (accrued daily)
  policy years 1-10                       1.0% of loan balance per year (the
                                          difference between the interest
                                          charged on the loan balance and the
                                          interest credited to the loan
                                          account).
  after policy year 10                    0.3% of loan balance per year (the
                                          difference between the interest
                                          charged on the loan balance and the
                                          interest credited to the loan
                                          account).
-------------------------------------------------------------------------------

    * The cost of insurance rate at issue and for any underwritten total face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insured. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.

    ** Representative Insured is a 45-year old male with a risk classification of preferred non-smoker.


The next table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds that you may pay periodically during the time that you own the Policy. More detail concerning the fees and expenses of each underlying mutual fund is contained in the prospectus for each underlying mutual fund.


Annual Underlying Mutual Fund Operating Expenses as of December 31, 2005.


                                                                               MINIMUM        MAXIMUM
---------------------------------------------------------------------------------------------------------
Total annual underlying mutual fund operating expenses (expenses that are                  1.78
deducted from underlying mutual fund assets, including management fees,             %      %
distribution and/or service (12b-1) fees and other expenses)
---------------------------------------------------------------------------------------------------------



The following table shows the fees and expenses (before waiver or reimbursement) charged by each underlying mutual fund for the fiscal year ended December 31, 2005.



                                                                                   TOTAL                          CONTRACTUAL
                                 MANAGEMENT       12B-1         OTHER              GROSS                              NET
 UNDERLYING MUTUAL FUNDS            FEES        FEES/(1)/      EXPENSES      EXPENSES/(//2//)/                      EXPENSES
 -----------------------         ----------     ---------      --------      -----------------                    -----------
 AIM V.I. Capital Appreciation
 - Series I Shares                 0.61%                  N/A   0.29%                         0.90%/(3)(4)/
 AIM V.I. Core Equity Fund -
 Series I Shares                   0.60                   N/A   0.27                                0.87/(//3//)//(//4//)   /)/
 AIM V.I. Dynamics Fund -
 Series I Shares                   0.75                   N/A   0.42                                1.17/(3)//(6)/
 AIM V.I. Global Health Care
 Fund - Series I Shares            0.75                   N/A   0.33                                1.08/(3)//(6)/          /
 AIM V.I. International Growth
 Fund - Series I Shares            0.73                   N/A   0.38                                1.11/(3)/
 AIM V.I. Mid Cap Core Equity -
 Series II Shares                  0.72                  0.25   0.31                                1.28/(3)/
 AIM V.I. Small Company Growth
 (effective July 3, 2006 AIM
 V.I. Small Cap Growth) Fund -
 Series I Shares                   0.75                   N/A   0.64                                1.39                 1.20/(//6//
 AIM V.I. Technology Fund -
 Series I Shares                   0.75                   N/A   0.37                                1.12/(3)/
 American Century VP Income &
 Growth - Class II                 0.70                  0.25   0.00                                0.95/(//8//)/
 American Century VP
 International - Class II          1.13                  0.25   0.00                                1.38/(//8//)/
 American Century VP Mid Cap
 Value - Class II                  0.90                  0.25   0.02                                1.17
 American Century VP Ultra -
 Class II                          0.90                  0.25   0.01                                1.16/(//8//)/
 American Century VP Value -
 Class II                          0.83                  0.25   0.00                                1.08/(//8//)/
 American Century VP Vista -
 Class II                          0.90                  0.25   0.01                                1.16
 Dreyfus IP Core Value -
 Service Class                     0.75                  0.25   0.11                                1.11/(//9//)/
 Dreyfus IP Founders Discovery
 - Initial Class                   0.90                   N/A   0.31                                1.21/(9)/
 Dreyfus IP Founders Growth -
 Initial Class                     0.75                   N/A   0.36                                1.11/(//9//)/
 Dreyfus Socially Responsible
 Growth - Service Class            0.75                  0.25   0.06                                1.06
 Dreyfus VIF Appreciation -
 Service Class                     0.75                  0.25   0.05                                1.05
 Dreyfus VIF Developing Leaders
 - Service Class                   0.75                  0.25   0.06                                1.06
 Dreyfus VIF Quality Bond -
 Service Class                     0.65                  0.25   0.09                                0.99/(9)/
 Fidelity VIP Asset Manager -
 Service Class 2                   0.52                  0.25   0.13                                0.90/(//10//)/
 Fidelity VIP Contrafund -
 Service Class 2                   0.57                  0.25   0.09                                0.91/(//10//)/
 Fidelity VIP Equity-Income -
 Service Class 2                   0.47                  0.25   0.09                                0.81/(//10//)/
 Fidelity VIP Growth - Service
 Class 2                           0.57                  0.25   0.10                                0.92/(//10//)/
 Fidelity VIP High Income -
 Service Class 2                   0.57                  0.25   0.13                                0.95
 Fidelity VIP Mid Cap - Service
 Class 2                           0.57                  0.25   0.12                                0.94/(//10//)/
 Franklin Templeton VIP Trust
 Income Securities Fund - Class
 2                                 0.46                  0.25   0.02                                0.73/(//11//)//(//1//    /
 Franklin Templeton VIP Trust
 Mutual Discovery Securities
 Fund - Class 2                    0.80                  0.25   0.23                                1.28/(//11//)/
 Franklin Templeton VIP Trust
 Mutual Shares Securities Fund
 - Class 2                         0.60                  0.25   0.18                                1.03/(//11//)/
 Franklin Templeton VIP Trust
 Rising Dividends Securities
 Fund - Class 2                    0.62                  0.25   0.02                                0.89/(//11//)//(//1//    /
 Franklin Templeton VIP Trust
 Small Cap Value Securities
 Fund - Class 2                    0.52                  0.25   0.17                                0.94/(//11//)/
 Goldman Sachs VIT -
 Goldman Sachs Structured
 Small Cap Equity                  0.75                   N/A   0.15                                0.88                 0.75/(1//3/
 Janus Aspen Series Balanced
 Portfolio - Service Shares        0.55                  0.25   0.02                                0.82
 Janus Aspen Series Flexible
 Bond Portfolio - Service
 Shares                            0.53                  0.25   0.05                                0.83
 Janus Aspen Series Fundamental
 Equity Portfolio - Service
 Shares                            0.60                  0.25   0.88                                1.73                 1.46/(1//4/
 Janus Aspen International
 Growth - Service Shares           0.64                  0.25   0.06                                0.95
 Janus Aspen Series Mid Cap
 Growth Portfolio - Service
 Shares                            0.64                  0.25   0.03                                0.92
 Janus Aspen Series Worldwide
 Growth Portfolio - Service
 Shares                            0.60                  0.25   0.01                                0.86/(1//5//)/
 J.P. Morgan Series Trust II -
 JP Morgan Bond Portfolio          0.30                   N/A   0.45                                0.75/(1//6//)/
 J.P. Morgan Series Trust II -
 JP MorganSmall Company
 Portfolio                         0.60                   N/A   0.55                                1.15/(1//6//)/
 MFS VIT Emerging Growth Series
 - Service Class                   0.75                  0.25   0.13                                1.13/(//1//7//)/
 MFS VIT Global Equity -
 Service Class                     1.00                  0.25   0.48                                1.73                 1.40/(18)/
 MFS VIT MidCap Growth Series -
 Service Class                     0.75                  0.25   0.17                                1.17/(//1//7//)/
 MFS VIT New Discovery Series -
 Service Class                     0.90                  0.25   0.16                                1.31/(//1//7//)/
 MFS VIT Value Series - Service
 Class                             0.75                  0.25   0.16                                1.16/(//1//7//)/     1.15/(1//8/
 Neuberger Berman AMT Fasciano
 Portfolio - S Class               1.15                  0.25   0.70                                2.10                 1.40/(19)/
 Neuberger Berman AMT Guardian
 Portfolio - Class I               0.85                   N/A   0.16                                1.01
 Neuberger Berman AMT Partners
 Portfolio - Class I               0.83                   N/A   0.07                                0.90
 Principal VCF Bond                0.45                   N/A   0.02                                0.47
 Principal VCF Capital Value       0.60                   N/A   0.01                                0.61
 Principal VCF Diversified
 International                     0.85                   N/A   0.12                                0.97/(//1//7//)/
 Principal VCF Equity Growth       0.76                   N/A   0.01                                0.77
 Principal VCF Government &
 High Quality Bond                 0.44                   N/A   0.02                                0.46
 Principal VCF Growth              0.60                   N/A   0.02                                0.62
 Principal VCF International
 SmallCap                          1.19                   N/A   0.14                                1.33/(//20//)/
 Principal VCF LargeCap Blend      0.75                   N/A   0.03                                0.78
 Principal VCF LargeCap Growth
 Equity                            1.00                   N/A   0.09                                1.09
 Principal VCF LargeCap Value      0.75                   N/A   0.02                                0.77
 Principal VCF MidCap              0.57                   N/A   0.01                                0.58
 Principal VCF MidCap Growth       0.90                   N/A   0.02                                0.92
 Principal VCF MidCap Value        1.05                   N/A   0.02                                1.07
 Principal VCF Money Market        0.49                   N/A   0.12                                0.61
 Principal VCF Principal
 LifeTime 2010                     0.12                   N/A   0.08                                0.20                 0.16/(//21/
 Principal VCF Principal
 LifeTime 2020                     0.12                   N/A   0.04                                0.16                 0.13/(//21/
 Principal VCF Principal
 LifeTime 2030                     0.12                   N/A   0.26                                0.38                 0.16/(//21/
 Principal VCF Principal
 LifeTime 2040                     0.12                   N/A   0.44                                0.56                 0.13/(//21/
 Principal VCF Principal
 LifeTime 2050                     0.12                   N/A   0.99                                1.11                 0.12/(//21/
 Principal VCF Principal
 LifeTime Strategic Income         0.12                   N/A   0.15                                0.27                 0.14/(//21/
 Principal VCF Real Estate
 Securities                        0.88                   N/A   0.01                                0.89
 Principal VCF Short-Term Bond
 Account                           0.50                   N/A   0.07                                0.57
 Principal VCF SmallCap            0.85                   N/A   0.03                                0.88
 Principal VCF SmallCap Growth     1.00                   N/A   0.05                                1.05
 Principal VCF SmallCap Value      1.09                   N/A   0.04                                1.13
 Putnam VT Growth & Income Fund
 - Class IB                        0.49                  0.25   0.05                                0.79
 Putnam VT International Equity
 Fund - Class IB                   0.75                  0.25   0.18                                1.18
 Putnam VT Voyager Fund - Class
 IB                                0.57                  0.25   0.06                                0.88
 Summit Russell 2000 Small Cap
 Index - Class F                   0.35                  0.20   0.34                                0.89
 T. Rowe Price Equity Income
 Portfolio - II                    0.85                  0.25    N/A                                1.10
 Templeton Developing Markets
 Securtiies - Class 2              1.24                  0.25   0.29                                1.78
 Vanguard VIF Balanced
 Portfolio                         0.23                  N/A    0.02                                0.25
 Vanguard VIF Equity Index
 Portfolio                         0.11                  N/A    0.03                                0.14
 Vanguard VIF MidCap Index
 Portfolio                         0.20                  N/A    0.04                                0.24
 Wells Fargo Advantage VT Asset
 Allocation Fund                   0.55                  0.25   0.24                                1.04                 1.00/(//22/
 Wells Fargo Advantage VT
 Equity Income Fund                0.55                  0.25   0.25                                1.05                 1.00/(//22/
 Wells Fargo Advantage VT Large
 Company Growth Fund               0.55                  0.25   0.25                                1.05                 1.00/(//22/

/ //(1)/ Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
/ //(2)/ The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.
/ //(3)/ The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% for Series I and 1.45% for Series II of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
 (iv) extraordinary items (v) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through April 30, 2007.
/ //(4)/ As a result of a reorganization of another fund into the fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund, the fund's Total annual operating expenses have been restated to reflect such reorganization.
/ //(5)/ Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 0.91% of average daily net assets. The expense limitation agreement is in effect through April 30, 2007.
/ //(6)/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.
/ //(7)/ Effective July 1, 2006, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 1.20% of average daily net assets. The fee waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.
/ //(8)/ The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases a s the fund's assets increase and increases as the fund's assets decrease.
/ //(9)/ The Dreyfus Corporation has agreed, until December 31, 2006, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed: Core Value
 1.00 of 1%; Founders Growth 1.00 of 1%; Founders Discovery 1.08 of 1% until July 31, 2006. The Dreyfus Corporation has agreed to waive receipt of a portion of the Quality Bond Portfolio management fee, in the amount of 0.15 of 1% of the value of the portfolio's daily net assets, until June 30, 2006.
/ //(10)/ A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been VIP Asset Manager 0.89%; VIP Contrafund 0.89%; VIP Equity-Income 0.80%; VIP Growth 0.88%; and VIP Mid Cap 0.89%. These offsets may be discontinued at any time.

/ //(11)/ Franklin Templeton has stated while the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's average annual net assets, the Board has set the current rate at 0.25% per year.
/ //(12)/ The Fund administration fee is paid indirectly through the management fee.
/ //(13)/ Effective July 1, 2005, Goldman Sachs, has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund's average daily net assets. Goldman Sachs has entered into the following fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of the date of this Prospectus equal to 0.75% Management fee annual rate on the first $2 billion in average daily net assets and 0.68% Management fee annual over $2 billion in average daily net assets. Prior to July 1, 2005, the Funds' Management fees as an annual percentage of average daily net assets was the rate noted as "Contractual management Fee" in the table above.
/ //(14)/ Janus Capital has contractually agreed to waive management fees and other expenses to the extent necessary so that total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until at least May 1, 2007.
/ //(15)/ Effective February 1, 2006 the Worldwide Growth Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the performance fees are included in the Management Expenses section of the Janus Aspen Series Prospectus with further description included in the Statement of Additional Information.
/ //(16)/ Reflects a written agreement pursuant to which JPMorgan Funds
 Management, Inc. agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's Shares (excluding interest, taxes and extraordinary expenses) exceed 0.75% for Bond Portfolio and 1.15% for Small Company Portfolio of its average daily net assets through 4/30/07. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.
/ //(17)/ An expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.
/ //(18)/ MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above),do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.
/ //(19) /Neuberger Berman Management, Inc. (NBMI) has contractually agreed to reimburse certain expenses of the Fund through December 31, 2009, so that the total annual operating expenses are limited to 1.40% of the Fund's average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay NBMI for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense.
/ //(20)/ Expense ratio without custodian credits.
/ //(21)/ Principal Management Corporation voluntarily agreed to reimburse total
 Account operating expenses of the Principal LifeTime Accounts from January 1, 2005 through November 20, 2005. Beginning November 21, 2005 Principal Management Corporation has contractually agreed to reimburse the operating expenses so that the total Account operating expenses will not be greater than 0.16% for Principal LifeTime 2010 Account; 0.13% for Principal LifeTime 2020 Account; 0.16% for Principal LifeTime 2030 Account; 0.13% for Principal LifeTime 2040 Account; 0.12% for Principal LifeTime 2050 Account and 0.14% for Principal LifeTime Strategic Income Account through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.

 The Principal Variable Contracts Fund, Inc. - Principal LifeTime Accounts are designed to provide diversification and asset allocation across several types of investments and asset classes by investing in underlying funds. Therefore, in addition to the expense of the Principal LifeTime Accounts, a shareholder will be indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund expenses. As of December 31, 2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. These expenses are not included in the table above. Based on the assets as of December 31, 2005, the weighted average of the total account operating expenses of the underlying funds are as follows:


       Principal LifeTime
       2010                     0.64%     Principal LifeTime 2040          %
       Principal LifeTime
       2020                               Principal LifeTime 2050
       Principal LifeTime                 Principal LifeTime
       2030                     0.70      Strategic Income




/ //(22)/ Wells Fargo has implemented a breakpoint schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Wells Fargo has committed through April 30, 2007 to contractually waive fees and/or reimburse expenses to the extent necessary to maintain each Fund's net operating expense ratio shown.

//GLOSSARY


ADJUSTMENT - change to the Policy resulting from an increase or decrease in total face amount or a change in: smoking status; death benefit option; rating or riders.


ADJUSTMENT DATE - the monthly date on or next following the Company's approval of a requested adjustment.


ATTAINED AGE - the insured's issue age plus the number of full policy years since the policy date.


BUSINESS DAY - any date that the New York Stock Exchange ("NYSE") is open for trading and trading is not restricted.


CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee that the Policy will not lapse for a specific number of years.


DIVISION - a part of the Separate Account which invests in shares of a corresponding mutual fund.


EFFECTIVE DATE - the date on which all requirements, including initial premium, for issuance of a policy have been satisfied.


FACE AMOUNT - life insurance coverage amount. It is referred to as the total face amount.


FIXED ACCOUNT - that part of the Policy value that is not in the divisions or the loan account.


GENERAL ACCOUNT - assets of the Company other than those allocated to any of our Separate Accounts.


INSURED - the person named as the "insured" on the most recent application for the Policy. The insured may or may not be the owner.


LOAN ACCOUNT - that part of the policy value in the Policy that reflects the total loan indebtedness.


LOAN INDEBTEDNESS - the amount of any policy loan and unpaid loan interest.


MATURITY DATE - the policy anniversary when the insured's attained age is 100.


MONTHLY DATE - the day of the month which is the same day as the policy date.

     Example: If the policy date is September 5, 2005, the first monthly date is October 5, 2005.

MONTHLY POLICY CHARGE - the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and the cost of additional benefits provided by any rider plus the asset based charge in effect on the monthly date.


NET AMOUNT AT RISK - the amount upon which cost of insurance charges are based. It is the result of:

  . the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus
  . the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

NET POLICY VALUE - the policy value minus any loan indebtedness.


NET PREMIUM - the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions and/or the fixed account.


NET SURRENDER VALUE - surrender value minus any loan indebtedness.


NOTICE - any form of communication received in our service office which provides the information we need which may be in writing sent to us by mail or another manner that we approve in advance.


OWNER - the party which owns all the rights and privileges of this Policy.

POLICY DATE - the date from which monthly dates, policy years and policy anniversaries are determined, the policy date will never be the 29th, 30th, or 31st of any month.


POLICY FACE AMOUNT - the insurance benefit provided by the Policy without any riders.


POLICY MONTH - any one-month period beginning on the monthly date.
     Example: The monthly date is May 5, 2005, the first policy month ends on June 4, 2005.

POLICY VALUE - the sum of the values in the divisions, the fixed account and the loan account.


POLICY YEAR - the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.
     Example: If the policy date is September 5, 2005, the first policy year ends on September 4, 2006. The first policy anniversary falls on September 5, 2006.

PREMIUM EXPENSE CHARGE - the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.


PRORATED BASIS - in the proportion that the value of a particular division or the fixed account bears to the total value of all divisions and the fixed account.


SERVICE OFFICE - Principal Financial Group Service Center
          P.O. Box 9296
          Des Moines, Iowa 50306-9296
          Phone: 1-800-247-9988
          Fax:1-515-235-9720

SURRENDER VALUE - policy value plus any value provided by a rider benefit.


TARGET PREMIUM - a premium amount which is used to determine any applicable premium expense charge. Target premiums are provided in Appendix A.


TOTAL FACE AMOUNT - policy face amount plus face amount of the supplemental benefit rider, if any.


UNDERLYING MUTUAL FUND - a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.


UNIT - the accounting measure used to calculate the value of each division.


VALUATION PERIOD - the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day, and ends at the close of normal trading of the NYSE on the next business day.


WRITTEN REQUEST - actual delivery to the Company or the service office of a written notice or request, signed and dated, on a form we supply or approve.


YOU - the owner of the Policy.


CORPORATE ORGANIZATION AND OPERATION


THE COMPANY
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance

Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.


THE FUNDS
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division's performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). ADDITIONAL COPIES OF THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE FROM A SALES REPRESENTATIVE OR OUR SERVICE OFFICE (1-800-247-9988).


The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, and sub-advisor for, each division.

New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

Deletion or Substitution of Investments
---------------------------------------
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
.. transfer assets in any division to another division;
.. add, combine or eliminate divisions; or .. substitute the shares of a division for shares in another division:
  . if shares of a division are no longer available for investment; or . if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).


THE FIXED ACCOUNT
The fixed account is a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, and any interest in it, is not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to it are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed account from your sales representative.

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.


We guarantee that the fixed account value accrues interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.


Our underwriting guidelines prohibit fixed account values in related policies* to exceed $20 million without our prior approval. In addition, without our prior approval, in each calendar year no more than $5 million of net premium payment allocations and/or transfers to the fixed account may be made by related policies. In the absence of your instructions, we will refund the premium payment and/or reject the transfer instructions which would otherwise cause these limited to be exceeded.

  * Related policies are those owned and/or sponsored by a single entity (for example, the employer of the insureds). We determine what policies are related. We reserve the right to limit premium payments and/or transfers allocated to the fixed account.


Voting Rights
-------------
We vote division shares at shareholder meetings of the underlying mutual funds. We follow the voting instructions received from people having the voting interest in the division shares.

You have a voting interest under a Policy. You have one vote for each $100 of policy value in the division(s). Fractional votes are allocated for amounts less than $100. The number of votes on which you have the right to instruct us is determined as of a date established by the mutual fund for setting the shareholders eligible to vote.


According to procedures adopted by the mutual fund, voting instructions are solicited by a written proxy statement before a shareholder meeting. We vote other underlying mutual fund shares, for which no voting instructions are received, in the same proportion as the shares for which we receive voting instructions. Underlying mutual fund shares held in our general account are voted in proportion to instructions that are received with respect to the participating contracts.


If we determine, under applicable law, that underlying mutual fund shares need not be voted according to the instructions received, we may vote underlying mutual fund shares held in the Separate Account in our own right.


We may, when required by state insurance regulatory authorities, disregard voting instructions. This may be done if the instructions would require shares to be voted to:
.. change a subclassification or investment objective of the underlying mutual fund;
.. disapprove an investment advisory contract of the underlying mutual fund; or .. approve changes initiated by an owner in the investment policy or investment advisor of the underlying mutual fund if we reasonably disapprove of the changes. The change would be disapproved only if:
  . the proposed change is contrary to state law;
  . prohibited by state regulatory authorities; or . we determine the change is inconsistent with the investment objectives of the mutual fund.

CHARGES AND DEDUCTIONS


We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated.


PREMIUM EXPENSE CHARGE (SALES CHARGE AND TAXES)
When we receive your premium payment, we deduct a premium expense charge.

                   CURRENT PREMIUM EXPENSE CHARGE (AS A % OF PREMIUM PAID)*
                   -----------------------------------
 YEARS SINCE ISSUE OR ADJUSTMENT   SALES CHARGE**  STATE AND LOCAL TAXES  FEDERAL TAXES   TOTAL
 -------------------------------   --------------  ---------------------  -------------   -----
 through 1                               4.50%             2.00%              1.25%        7.75%
 2 through 5                             7.00              2.00               1.25        10.25
 6 through 10                            3.00              2.00               1.25         6.25
 more than 10                         none***              2.00               1.25         3.25


    * Deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a face amount increase.
    ** Assessed against premiums up to target premium. No sales charge on premiums in excess of target premium.
    *** Currently there is no charge. We reserve the right to impose a sales charge of up to a guaranteed maximum charge of 3.0% of premiums paid which are less than or equal to target premiums

The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy. The sales load is intended to pay us for distribution expenses, including commissions paid to sales representatives, printing of prospectuses and sales literature, and advertising.


Target Premium
--------------
The target premium is based on the gender, if applicable, age and risk classification of the insured (see APPENDIX A- TARGET PREMIUM). The target premium is a calculated premium amount used to determine the premium expense change. The target premium is not required to be paid.

MONTHLY POLICY CHARGE
The monthly policy charge is made up of:
.. a charge for the cost of insurance;
.. an asset based charge; and
.. any charge for an optional insurance benefit added by rider(s).

On the policy date and each monthly date thereafter, we deduct the charge from your policy value. The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:
.. the same as allocation percentages for premium payments;
.. determined on a prorated basis; or
.. determined by any other allocation method which we agree upon.

If you do not designate monthly policy charge allocation percentages, they will be the same as the allocation percentages for premium payments. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the next monthly date. If we cannot follow your instructions because of insufficient value in any division and/or the fixed account, the monthly policy charge is deducted on a prorated basis.


COST OF INSURANCE CHARGE
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
    (a) is the cost of insurance rate (described below) divided by 1,000; and
    (b) is the net amount at risk.

The net amount at risk is the difference between the death benefit and the policy value. The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums and charges under the Policy, death benefit option chosen, partial surrenders and adjustments to the face amount.

Different cost of insurance rates may apply to policy face amount increases and to supplemental benefit riders. The cost of insurance for the increase is based on the insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the insured's gender*, attained age and risk classification at the time of the increase.
  * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.


Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.


Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.


ASSET BASED CHARGE
The asset based charge compensates us for distribution and administrative expenses.

Each month, we deduct an asset based charge at an annual rate of 0.30% of the division values. We reserve the right to increase the annual rate but guarantee that the maximum annual rate will not exceed 0.60% of the division values. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.


UNDERLYING MUTUAL FUND CHARGES
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the underlying mutual fund.

GENERAL DESCRIPTION OF THE POLICY


THE CONTRACT
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The descriptions that follow are based on provisions of the Policy offered by this prospectus.


RIGHTS UNDER THE POLICY
Ownership
---------
Unless changed, the owner is as named in the application. The owner may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the maturity date, if the Policy is surrendered or if the grace period ends without our receiving the payment required to keep the Policy in force.


If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person's ownership interest, unless otherwise specified. If all owners die before the Policy terminates, ownership of the Policy passes to the estate of the last surviving owner. If the owner is not a natural person and is no longer in existence, the insured becomes the owner unless otherwise required by law. With our consent, you may specify a different arrangement for contingent ownership.


You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

Beneficiary
-----------
If the insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.


Assignment
----------
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our service office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.


POLICY LIMITATIONS
Division Transfers
------------------
After the initial allocation of premiums, you may transfer amounts between the divisions and/or to the fixed account. You must specify the dollar amount or whole percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up a periodic transfer by:
.. sending a written request to our service office;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. faxing the notice to us (1-515-235-9720).


UNSCHEDULED TRANSFERS . You may make unscheduled transfers from a division to another division and/or the fixed account. We reserve the right to impose a transfer fee of up to $25 on each unscheduled transfer after the first unscheduled transfer in a policy month.


SCHEDULED TRANSFERS . You may elect to have automatic transfers made out of one division into one or more of the other divisions. You may not make automatic transfers from the divisions to the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

     Example:

   MONTH       AMOUNT INVESTED      SHARE PRICE      SHARES PURCHASED
   -----       ---------------      -----------      ----------------
 January           $    100           $ 25.00                       4
 February          $    100           $ 20.00                       5
 March             $    100           $ 20.00                       5
 April             $    100           $ 10.00                      10
 May               $    100           $ 15.00                       6
 June              $    100           $ 20.00                       5
                   --------           -------        ----------------
 Total             $    600           $110.00                      35

In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.
.. The amount of the transfer is:
  . the dollar amount selected; or
  . a percentage of the division value as of the date specified (other than the
    29th, 30th or 31st).
.. You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a business day, the transfer is completed on the next business day.
.. Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.
.. We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.
.. Automatic transfers are not available for any value in the fixed account.

Automatic Portfolio Rebalancing (APR)
-----------------------------------------
APR allows you to maintain a specific percentage of your net policy value in the divisions over time.
     Example: You may choose to rebalance so that 50% of your policy values are in the Bond division and 50% in the Capital Value division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond division and 40% in the Capital Value division. By rebalancing, units from the Bond division are sold and the proceeds are used to purchase units in the Capital Value division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
.. do not begin until the later of expiration of the examination offer period; .. are done without charge;

.. may be done on the specified frequency (monthly, quarterly, semiannual or annual) policy year basis;
.. may be done by:
  . calling us (if telephone privileges apply (1-800-247-9988));

  . mailing your written request to our service office;
  . faxing your request to us (1-515-235-9720); or . visiting www.principal.com (if internet privileges apply).
.. are made at the end of the next valuation period after we receive your instruction;
.. are not available if you have scheduled transfers from the same divisions; .. are not available for any value in the fixed account.

Fixed Account Transfers
-----------------------
Transfers from the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled transfer from the fixed account in the same calendar year. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.


UNSCHEDULED TRANSFERS . You may make one unscheduled transfer from the fixed account to division(s) during the first 30-day period of each calendar quarter. .. In each calendar year, the transfers may not exceed:
  . your fixed account value as of December 31 of the prior year (if $5,000 or less);
  . $5,000 (if your fixed account value as of December 31 of the prior year is greater than $5,000 but not more than $20,000); or . 25% of your fixed account value as of December 31 of the prior year (if the fixed account value is greater than $20,000).
.. We must receive your notice during the 30-day period.
.. You must specify the dollar amount or percentage to be transferred.
.. There is no transaction charge imposed on the transfer(s).

SCHEDULED TRANSFER PROGRAMS . You may make scheduled transfers from the fixed account to your division(s) without an additional charge as follows:
.. The value of your fixed account must be $20,000 or more when your scheduled transfers begin.
.. You must elect participation in the program by furnishing us with notice. The election may be made at any time following the end of the examination period. Once made, this election is irrevocable.
.. Transfers to the divisions will be made in the proportions used for allocation of premium payments.
.. If your premium payments included an allocation to the fixed account, your notice must include new premium payment allocations to the division(s) only.
.. During the transfer period, you may not:
  . make unscheduled transfers out of the fixed account; or make transfers and premium payments to the fixed account.

The transfers will be effective as of the valuation period during which we receive your notice and will be made according to the following schedule:
.. The first transfer will be 25% of the fixed account value, .. 12 months from the first transfer (or next business day if the transfer day is not a business day), 33% of the fixed account value, .. 24 months from the first transfer (or next business day if the transfer day is not a business day), 50% of the fixed account value, and .. 36 months from the first transfer (or next business day if the transfer day is not a business day), the balance of the fixed account value.
If on any transfer date, the fixed account value prior to the transfer is $5,000 or less, the entire fixed account value will be transferred.
     Example: The example does not reflect payment of interest on the value in the fixed account. It also assumes that monthly policy charges are not taken from the fixed account and that you make no partial surrenders or policy loans from the fixed account.

           The policy is dated July 1, 2004. On February 7, 2005, the balance in the fixed account is $100,000 and scheduled transfers are elected. The transfers will occur as follows:

                                                                         PERCENT TO                   AMOUNT TO
                             DATE                    BALANCE           BE TRANSFERRED              BE TRANSFERRED
                             ----                    -------           --------------              --------------
               February 7, 2005                     $100,000                            25%   $                  25,000
               February 7, 2006                     $ 75,000                            33%   $                  24,750
               February 7, 2007                     $ 50,250                            50%   $                  25,125
               February 7, 2008                     $ 25,125                           100%   $                  25,125


           The first day that you may make transfers or premium payments to the fixed account is February 8, 2008. After January 1, 2009, you may make an unscheduled transfer from the fixed account as set forth above.

OPTIONAL INSURANCE BENEFITS
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from an authorized agent or our service office. NOT ALL OPTIONAL INSURANCE BENEFITS ARE AVAILABLE IN ALL STATES. SOME PROVISIONS MAY VARY FROM STATE TO STATE. The cost, if any, of an optional insurance benefit is deducted from your policy value.

Change of Insured Rider
-----------------------
This rider is available on business cases only and allows the business to change the insured when an employee leaves employment or ownership of the business changes. The rider may be added at any time prior to the proposed insured's issue age 69. Until the effective date of the change of insured application, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, smoking status and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.

Death Benefit Guarantee Rider
-----------------------------
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the death benefit guarantee premium requirement. This rider is automatically made a part of the Policy if the premium (planned or paid) is equal to or greater than the annual death benefit guarantee premium requirement. The level of premium (planned or paid) determines whether the no-lapse guarantee is extended to the insured's attained age 85. An illustration (available at no charge from your sales representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section "Premiums."

The use of this rider prohibits the use of the Supplemental Benefit Rider. There is no charge for this rider.

If on any monthly date, the death benefit guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our service office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated. The rider may not be added after the Policy has been issued.


Enhanced Cash Surrender Value Rider
-----------------------------------
The rider provides for payment of an additional amount at the time of full surrender. The additional amount is only available upon a full cash surrender that is not associated with a replacement or an exchange under Section 1035 of the Internal Revenue Code. There is no charge for this rider and it is automatically added to all Policies at issue. The benefit of the rider is greater after the first policy year, then declines over time.



       POLICIES WITH A POLICY DATE PRIOR TO AUGUST 9, 2003
 POLICY YEAR OF SURRENDER             ADDITIONAL AMOUNT
 ------------------------             -----------------
            1              5.00 % of premium received since issue
            2              2.75 % of premium received since issue
            3              1.67 % of premium received since issue
            4              1.00 % of premium received since issue
            5              0.60 % of premium received since issue
            6+             0.00 % of premium received since issue




     POLICIES WITH A POLICY DATE OF AUGUST 9, 2003 OR LATER
 POLICY YEAR OF SURRENDER            ADDITIONAL AMOUNT
 ------------------------            -----------------
            1              6.5 % of premium received since issue
            2              8.0 % of premium received since issue
            3              7.6 % of premium received since issue
            4              6.8 % of premium received since issue
            5              5.8 % of premium received since issue
            6              3.9% of premium received since issue
            7              2.0% of premium received since issue
            8              0.8% of premium received since issue
            9              0.8% of premium received since issue
           10              0.8% of premium received since issue
           11+             0.0% of premium received since issue




Extended Coverage Rider
-----------------------
This rider extends the Policy beyond the maturity date as long as the Policy is still in-force and the insured is living on the maturity date. The Policy will then terminate upon the insured's death. No monthly policy charges are deducted after the maturity date. No additional premium payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All investment account values will be transferred to the Money Market division and no further transfers are allowed. This rider is added automatically to all Policies at issue. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Supplemental Benefit Rider
------------------------------

This rider provides additional insurance (face amount) at a reduced cost. The use of this rider disqualifies the use of the Death Benefit Guarantee Rider. Our approval, under our then current underwriting guidelines, is required to add this rider. There is a charge for this rider.

RESERVATION OF RIGHTS
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.

We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments. You would be notified of any such action to the extent required by law.


RIGHT TO EXCHANGE POLICY
The Policy may be exchanged for a new life insurance policy on the life of the insured which is made available by the Company for this purpose. The new policy will not be a term insurance policy or a variable life insurance policy. Evidence of insurability will not be required.

The exchange must be made during the first 24 months from the policy date while the Policy is in force and not in a grace period. The exchange is effective upon our receipt of written notice. This Policy then terminates. The new policy has the same policy date as this Policy. The policy value immediately after the exchange will be the same as immediately before the exchange. From the exchange date forward, the policy value will longer be affected by the investment performance of the divisions. Benefit riders included as a part of the Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy.


The new policy has the same death benefit as this Policy unless required to be higher in order to qualify as "life insurance" as defined in Section 7702 of the Internal Revenue Code, as amended. The new policy is based on the same issue age, gender (if applicable) and risk classification as this Policy


No additional charge is made for this exchange privilege. Any outstanding loan indebtedness must be repaid or transferred to the new policy.


SUICIDE
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of total face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a total face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).

DELAY OF PAYMENTS OR TRANSFERS
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:
.. trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or .. an emergency exists, as determined by the SEC, as a result of which:
  . disposal by a fund of securities owned by it is not reasonably practicable;
  . it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
  . the SEC permits suspension for the protection of security holders.

If payments are delayed and your instruction is not canceled by your written instruction, the amount of the transaction is determined the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


We may defer payment from the fixed account for a period of up to six months.


PREMIUMS


PAYMENT OF PREMIUMS
The amount and frequency of your premium payments affects the policy value, the net policy value and how long the Policy remains in force. Generally, the higher the policy face amount the higher the cumulative death benefit guarantee premium will be. You must pay premiums to us at our service office, Principal Life Insurance Company, P.O. Box 9296, Des Moines, IA 50306-9296.

You may make unscheduled payments and/or establish a payment schedule (we send premium reminder notices if you establish an annual, semiannual or quarterly planned payment schedule).


Premium Payment Wiring Instructions
-----------------------------------

All wire transfers to Principal Financial Group for the Policy should be directed as follows:

   Direct to: Wire Routing Transit Number 121000248
   Bank name: Wells Fargo Bank, N.A.
   City, State: San Francisco, CA
   Beneficiary Account Number (BNF): 8785453690
   Beneficiary Account Name: Principal Life Insurance Company Individual BMA EFT OBI Information: (instructions - see below)

   OBI Information is extremely important in identifying how to apply these funds. Please include the following:
    . As much description as possible in the 68 characters allowed.
    . Contract number(s), business group or Insured's name, special instructions
      - such as "init prem", "loan repay", etc.
    . Direct it to: ATTN: Individual Billing and Collection

PREMIUM LIMITATIONS
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

ALLOCATION OF PREMIUMS

We allocate initial net premiums on the later of the policy date or the effective date. Allocations are made to the divisions according to your instructions. The total of all allocation percentages must equal 100. Net premiums are allocated as of the valuation period in which they are received.


The percentage allocation for future premium payments may be changed, without charge, at any time by:
  . sending a written request to our service office
  . calling the service office at 1-800-247-9988 (if telephone privileges apply); or
  . faxing the notice to us (1-515-235-9720)
The allocation changes are effective at the end of the valuation period in which the new instructions are received.

Premium Refund States
---------------------

If the policy is issued in a state requiring full refund of premium, the initial net premium, including any premium received during the examination period, is allocated to the Money Market division on the later of the policy date or the effective date. After the examination period, the premium held in the Money Market division will be reallocated to the divisions according to your instructions. If the day following the examination period is not a valuation day, the transfer will occur on the next valuation day.
     Example: If the examination period is 10 days, you sign a policy delivery receipt and the later of the policy date or the effective date is February 1st, at the close of business on February 11th, the premiums held in the Money Market division are reallocated to the divisions that you selected.

If the purchase of this policy falls within the definition of a replacement under state law, we reserve the right to retain the initial net premiums in the Money Market division to correspond to the examination period of a particular state's replacement requirements.


Market Value States
-------------------

If the policy is issued in a state allowing refund of net policy value, the initial net premium is allocated to the divisions according to your instructions on the later of the policy date or the effective date. In these states, we will refund the net policy value, which may be more or less than your premium, if the policy is returned during the examination period.
     Example: If the policy date and later of the policy date or the effective date are February 2nd, the premiums are allocated to the divisions that you selected on February 2nd.

Division Valuation
------------------
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

At the end of any valuation period, your value in a division is:
.. the number of units you have in the division
.. multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:
.. your initial premium payment (less premium expense charges);
.. plus subsequent premium payments (less premium expense charges);
.. plus transfers from another division or the fixed account minus units sold:
.. for partial surrenders from the division;
.. as part of a transfer to another division, the fixed account or the loan account; and
.. to pay monthly policy charges and any transaction fees.

We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays:
New Year's Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President's Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.


The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day's transactions
                                      plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
                                   divided by
    the share price of the underlying mutual fund at the end of the previous valuation period after that day's transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.


Fixed Account Valuation
-----------------------
The value of your fixed account on any business day is:
.. net premiums allocated to the fixed account
.. plus transfers from the division(s) and the loan account (as a result of a loan repayment)
.. plus interest credited to the fixed account
.. minus surrenders, transaction fees and monthly policy charges
.. minus transfers to the loan account
.. minus transfers to the division(s)

DEATH BENEFITS AND POLICY VALUES


DEATH PROCEEDS
If coverage is in effect and the insured dies before the maturity date, we pay death proceeds. We must receive:
.. proof of the death of the insured;
.. Beneficiary's Statement (Claim Form)*; and
.. Trust Agreement (if the beneficiary is a trust).
  * If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a benefit payment option. Death proceeds are calculated as of the date of the insured's death and include:
.. the death benefit described below;
.. minus loan indebtedness;
.. minus any overdue monthly policy charges if the insured died during a grace period;
.. plus interest on the death proceeds as required by state law.

Benefit Instructions
--------------------
While the insured is alive, you may give us instructions for payment of death proceeds under one of the benefit payment options of the Policy. If at the insured's death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If no benefit payment option is selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

The benefit payment options include:
.. Custom Benefit Arrangement
   A customized benefit payment option may be arranged with our approval.
.. Life Income
   We pay income during a person's lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
.. Joint and Survivor Life Income
   We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the insured, the death proceeds will be paid to the owner or the owner's estate unless otherwise specified.

Interest at a rate set by us, but never less than required by state law, will be applied to calculate the above benefit payment options.


DEATH BENEFIT OPTION
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:
.. Death Benefit Option 1 - the death benefit equals the greater of:
  . the total face amount; or
  . the amount found by multiplying the surrender value by the applicable percentage*.
.. Death Benefit Option 2 - the death benefit equals the greater of:
  . the total face amount plus the policy value; or . the amount found by multiplying the surrender value by the applicable percentage*.
.. Death Benefit Option 3 - the death benefit equals the greater of:
  . the total face amount plus the greater of a) premiums paid less partial surrenders or b) zero; or
  . the amount found by multiplying the surrender value by the applicable percentage*.
    * The applicable percentage tables are in Appendix C and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

     Example: The following assumptions are made to demonstrate the use of the Tables found in Appendix C.
           Death Benefit Option: 1
           Face Amount: $1,000,000
           Surrender Value: $900,000
           Definition of Life Insurance Test: Guideline Premium/Cash Value Corridor Test
           Attained Age: 45
           Risk Class: Preferred Non-Smoker
           Applicable Percentage: 215%
           Death Benefit: $900,000 x 215 = $1,935,000

           If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 287.78% (assuming the insured is a male) and the death benefit would be $2,590,020.

CHANGE IN DEATH BENEFIT OPTION
The death benefit option may be changed prior to the insured's attained age 75. You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current face amount, subject to underwriting review and approval.

The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

..

       CHANGING FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2
 We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase. This example assumes that the policy face amount equals the total face amount.
 --------------------------
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,000,000                   $50,000
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
        $950,000                 $1,000,000                   $50,000
 ($1,000,000 - $50,000)      ($950,000+$50,000)
-------------------------------------------------------------------------------


       CHANGING FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change. The total face amount increase will be in the same proportion as the policy face amount to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required.
 Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,050,000                   $50,000
                            ($1,000,000+$50,000)
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
       $1,050,000                $1,050,000                   $50,000
 ($1,000,000 + $50,000)
-------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount if the total premiums paid are greater than total partial surrenders (including any transaction fees) as of the effective date of the change. The increase will be in the same proportion as the policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option
 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.
 -----------------------------
-------------------------------------------------------------------------------
     TOTAL FACE AMOUNT            DEATH BENEFIT              POLICY VALUE
-------------------------------------------------------------------------------
     BEFORE THE CHANGE          BEFORE THE CHANGE         BEFORE THE CHANGE
-------------------------------------------------------------------------------
        $1,000,000                  $1,020,000                 $50,000
                          ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
     AFTER THE CHANGE              AFTER THE CHANGE            AFTER THE CHANGE
-----------------------------------------------------------------------------------
        $1,020,000                    $1,020,000                   $50,000
 ($1,000,000 + ($30,000 -
         $10,000))
-----------------------------------------------------------------------------------


-------------------------------------------------------------------------------
       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 2
 We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death
 Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.
 -------------------------------
-------------------------------------------------------------------------------
      TOTAL FACE AMOUNT            DEATH BENEFIT             POLICY VALUE
-------------------------------------------------------------------------------
      BEFORE THE CHANGE          BEFORE THE CHANGE        BEFORE THE CHANGE
-------------------------------------------------------------------------------
         $1,000,000                  $1,020,000                $50,000
                           ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
      AFTER THE CHANGE               AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------------
          $970,000                      $1,020,000                   $50,000
  ($1,000,000 + ($30,000 -          ($970,000+$50,000)
     $10,000) - $50,000)
-------------------------------------------------------------------------------------

IRS DEFINITION OF LIFE INSURANCE
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.

The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.


If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.


The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.


To satisfy either test, the ratio of the death benefit to the policy value must be at least as great as the applicable percentage shown in Appendix C. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.



As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally has:
.. smaller applicable percentages
.. lower minimum death benefit
.. lower cost of insurance charges
.. better policy value growth.

The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.


This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800- 247-9988.


The table below demonstrates the minimum death benefit based on the test chosen. Policy value assumptions may not be realistic.


The example below is based on the following:
.. The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)
.. Face amount is $100,000
.. Death Benefit Option 1
.. Surrender value at the date of death is $25,000
.. The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x surrender value)

.. The minimum death benefit under the cash value accumulation test is $61,820
  (assuming an applicable percentage of 247.28%)

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                              MINIMUM           RISK USED IN
                                               DEATH        CALCULATING THE COST
                           FACE AMOUNT        BENEFIT       OF INSURANCE CHARGE
                           -----------        -------       --------------------
 Guideline
 Premium/Cash Value
 Corridor Test              $100,000          $46,250            $74,753.98
 Cash Value
 Accumulation Test          $100,000          $61,820            $74,753.98


Here's the same example, but with a surrender value of $75,000. Because the surrender value has increased, the minimum death benefit is now:
.. $138,750 for the guideline premium/cash value corridor test
.. $185,460 for the cash value accumulation test.

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                              MINIMUM           RISK USED IN
                                               DEATH        CALCULATING THE COST
                           FACE AMOUNT        BENEFIT       OF INSURANCE CHARGE
                           -----------        -------       --------------------
 Guideline
 Premium/Cash Value
 Corridor Test              $100,000          $138,750          $ 63,408.64
 Cash Value
 Accumulation Test          $100,000          $185,460          $110,003.73


Keep in mind that cost of insurance charges, which affect your Policy's value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.


All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the
Section 7702 limits.


MATURITY PROCEEDS
The maturity date is the policy anniversary where the insured's attained age is 100 and is shown on your current data pages. If the insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the net surrender value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy's maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the insured's death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).


ADJUSTMENT OPTIONS
Increase in policy face amount
------------------------------
You may request an increase at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in policy face amount is $10,000.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.


We will approve your request if:
.. the insured is alive at the time of your request; and

.. the attained age of the insured is 75 or less at the time of the request; and .. we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.

The increase in policy face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request. No examination offer period applies to an increase in policy face amount.


We calculate an "adjustment conditional receipt premium deposit" (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.


Any payment made with the adjustment application is held in our general account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge is moved to the divisions. Your current premium allocation percentages are used to make this allocation.


The cost of insurance charge will increase in the event of an increase in a Policy's face amount. If there is insufficient value to pay the higher charges after an increase in face amount, the Policy will lapse, unless the death benefit guarantee is in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in face amount.


Decrease in policy face amount
------------------------------
On or after the first policy anniversary, you may request a decrease in the policy face amount. No transaction fee is imposed on decreases in the policy face amount. A decrease is requested as follows:
.. the request must be made on an adjustment application;
.. the application must be signed by the owner(s);
.. the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and .. the decrease may not reduce the total face amount below $100,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.


POLICY VALUES
Your policy value is equal to the sum of the values in the divisions, the fixed account and loan account. The policy value:
.. increases as premiums are applied and interest is credited;
.. decreases as policy loans, partial surrenders and policy expenses are deducted; and
.. can increase or decrease as the investment experience of your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS


SURRENDERS
A request for surrender must be in writing. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION - Delay of Payments).


Full surrender
--------------

The Policy may be surrendered while the Policy is in effect. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the net surrender value.


Partial surrender
-----------------
On or after the first policy anniversary and prior to the maturity date, you may surrender a part of the net surrender value. The partial surrender may not be less than $500 and may not be greater than 90% of the net policy value. A transaction fee of $25 is charged on each partial surrender after the second partial surrender in a policy year. The partial surrender may not decrease the total face amount to less than $100,000. Partial surrenders may negatively affect your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender plus any transaction fee. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The amount of the surrender and the transaction fee are deducted from your divisions and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.

.. If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the partial surrender exceeds the difference between the death benefit and total face amount. If the total face amount had been increased, any reduction of the total face amount is made on a last in, first out basis.

    PREFERRED PARTIAL SURRENDER (PERTAINS ONLY IF DEATH BENEFIT OPTION 1 IS IN

    EFFECT) . During any policy year, 5% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. Any amount surrendered in excess of 5% causes a reduction in the total face amount. The 5% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

    The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:
    (a)is the amount of the surrender;
    (b)is the amount of any preferred partial surrenders in the same policy year; and
    (c)is 5% of the net policy value at the end of the prior policy year.

.. If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a partial surrender.


.. If the Death Benefit Option 3 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the greater of (a) or
  (b) where:
    (a)is the amount by which the total partial surrenders exceed total premiums paid*; and
    (b)is zero.
    In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount. If the total face amount has been increased, any reduction of the total face amount is made on a last in, first out basis.

    * Face amount reduction will be less if the face amount has already been reduced due to a prior partial surrender.


EXAMINATION OFFER (FREE-LOOK PROVISION)
It is important to us that you are satisfied with your policy. If you are not satisfied, your request to return the policy must be in writing. You may return your policy and written request to either your agent or our office before the later of (as determined by postmark):
  . 10 days after you receive the policy or,

  . such later date as specified by applicable state law

If you return this policy, we will refund your full premium in states where required. In states where permitted, we will refund the net policy value, which may be more or less than your premium.


LOANS


POLICY LOANS
While your Policy is in effect (but after the examination offer period) and has a net policy value, you may borrow money from us with the Policy as the security for the policy loan.
.. The maximum amount you may borrow is 90% of the net policy value as of the date we process the policy loan.
.. If telephone privileges apply, you may request a policy loan of $100,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a policy loan of more than $100,000, the request must be made in writing.
.. Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
.. Requests for policy loans from any joint owner are binding on all joint owners.
.. Policy loans may negatively affect your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

You are charged interest on your policy loan. During the first ten policy years, the interest rate is 5.00% per year. After policy year ten, the interest rate is 4.30% per year. If coverage is extended beyond the maturity date, the interest rate is 4.00% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be redeemed from the division(s) and redemption proceeds transferred to the loan account. Redemptions are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account. In addition, loan indebtedness is subtracted from:
.. death proceeds at the death of the insured;
.. surrender value upon full surrender or termination of a Policy; and .. maturity proceeds paid.

Policy loans and unpaid loan interest reduce your net policy value. If the net policy value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT
- Policy Termination (Lapse)).


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


LOAN ACCOUNT
When a policy loan is taken, a loan account is established. An amount equal to the loan is transferred from your divisions and/or fixed account to your loan account. There are no restrictions on the divisions from which the loan amount can be transferred. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your divisions or the fixed account. If instructions are not provided, the redemptions are taken in the same proportion as the allocation used for the most recent monthly policy charge.

Your loan account earns interest from the date of transfer. The loan account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the policy year.


LOAN PAYMENTS
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:
.. policy loans may be repaid totally or in part;

.. repayments are allocated to the division(s) and/or the fixed account in the proportions used for allocation of premium payments;
.. payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding;
.. the repayments are allocated as of the valuation period in which we receive the repayment; and
.. repayments are to be sent to our service office.

POLICY TERMINATION AND REINSTATEMENT


POLICY TERMINATION (LAPSE)
If the net policy value on any monthly date is less than the monthly policy charge, a 61-day grace period begins. The grace period begins when we send a notice of pending lapse. The notice:
.. is mailed to your last known post office address;
.. shows the minimum payment required to keep the Policy in force; and .. shows the 61-day period during which we will accept the required payment.

The minimum payment required is (a) plus ((b) divided by (c)) where:
    (a) is the amount by which the net policy value is less than zero before deducting the month policy charge on the monthly date preceding the grace period;
    (b) is three monthly policy charges; and
    (c) is 1 minus the maximum premium expense charge.
  . The maximum premium expense charge on premiums paid (up to target premium) is:
    . in the first policy year: 7.95% of premium (4.50% sales charge; 3.45%
      federal, state and local taxes)
    . in policy years 2 through 5: 10.45% of premium (7.00% sales charge; 3.45%
      federal, state and local taxes)
    . in policy years 5 through 10: 6.45% of premium (3.00% sales charge; 3.45%
      federal, state and local taxes)
    . after policy year 10: 3.45% of premium (3.45% federal, state and local taxes)
  . The maximum premium expense charge on premiums paid over target premium (in all policy years) is 3.45% of premium (3.45% federal, state and local taxes)

Grace Period
------------
The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will lapse without value.

The required premium is intended to reimburse us for the monthly policy charges during the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.


The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the end of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
.. all monthly policy charges due and unpaid at the death of the insured; and
.. any loan indebtedness.

The Policy also terminates when:
.. the Policy is surrendered;
.. death proceeds are paid; or
.. maturity proceeds are paid.
When the Policy terminates, all of the owner's Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.


NOTE: The state of Florida requires that the net surrender value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

REINSTATEMENT
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
.. prior to the maturity date and while the insured is alive;
.. upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
.. if you make a payment of a reinstatement premium; and .. if the application for reinstatement is mailed to us within three years of the
  Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Policy Termination (Lapse) section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).


We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our general account without interest until the reinstatement date. If the reinstatement is approved, they are allocated to your selected division(s) and/or the fixed account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.


If you reinstate your Policy, the premium expense charge is calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in this calculation.


TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE: DUE TO THE COMPLEXITY OF THESE RULES AND BECAUSE THEY ARE AFFECTED BY THE
     FACTS AND CIRCUMSTANCES OF EACH POLICY, YOU SHOULD CONSULT WITH LEGAL AND TAX COUNSEL AND OTHER COMPETENT ADVISORS REGARDING THESE MATTERS.

TAXATION OF DEATH PROCEEDS
The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

TAXATION OF MATURITY PROCEEDS

A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

TAXATION OF GROWTH IN POLICY VALUE
Any increase in policy value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under
Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

TAXATION OF POLICY SURRENDERS AND PARTIAL SURRENDERS
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years, you make a partial surrender with a corresponding reduction in the total fact amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.


Transfers between the division(s) are not considered as distributions from the Policy and would not be considered taxable income.


NOTE: The tax treatment of partial surrenders described above also applies to preferred partial surrenders.

TAXATION OF POLICY LOANS AND LOAN INTEREST
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


TAXATION OF CHANGE OF OWNER
If an ownership change occurs, the taxable amount is calculated by taking the policy value less net premiums paid.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your life insurance policy.



TAXATION OF CHANGE OF INSURED
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is the difference between the policy value and the net premiums paid.

MODIFIED ENDOWMENT CONTRACT STATUS
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is .. made after the owner attains age 591/2; or .. attributable to the taxpayer becoming disabled; or .. part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.


TAXATION OF EXCHANGE OR ASSIGNMENT OF POLICIES
A change of policy, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner.

CORPORATE ALTERNATIVE MINIMUM TAX
Ownership of a Policy by certain corporations may affect the owner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to "Small Corporations" as defined by Section 55(c) of the Internal Revenue Code. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996, with gross receipts not exceeding $7,500,000 after the first taxable year, will meet this definition.

SPECIAL CONSIDERATIONS FOR CORPORATIONS
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

OTHER TAX ISSUES
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.

WITHHOLDING
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

GENERAL PROVISIONS


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the underlying mutual funds by;
  . forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the underlying mutual funds; and .. Increase expenses of the underlying mutual fund and separate account due to;

  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
.. Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1/st/ class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the number of unscheduled transfer during a Contract year to no more than 12;
.. Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
.. Taking such other action as directed by the underlying mutual fund.

The underlying mutual funds have reserved the right to accept or reject, without prior written notice, any transfer requests.


In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.


PURCHASE PROCEDURES
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum total face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum total face amount. The increased minimum face amount would apply only to Policies issued after the effective date of the increase.


To issue a Policy, we require that the age of the insured be 75 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:
.. furnish satisfactory evidence of insurability of the insured; and .. meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, a payment must be sent with the completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.


We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met.


Important Information about Customer Identification Procedures
--------------------------------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


Policy Date
-----------
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the 28th of the same month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. The policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.

Upon specific request and our approval, the Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.


Effective Date
--------------

The Policy date and the effective date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.

If the proposed insured dies before the effective date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).


STATEMENT OF VALUES
You will receive an annual statement once each policy year. The statement will show:
.. current death benefit;
.. current policy value and net surrender value;
.. all premiums paid since the last statement;
.. all charges since the last statement;
.. any loan indebtedness;
.. any partial surrenders since the last statement;
.. the number of units and unit value;
.. total value of each of the divisions and of the fixed account;
.. designated beneficiary(ies); and
.. all riders included in the Policy.

At any time, you may request a free current statement by telephoning 1-800-247-9988.


We also send you the reports required by the Investment Company Act of 1940 (as amended).


SERVICES AVAILABLE VIA THE TELEPHONE
If you elect telephone privileges, instructions for the following transactions may be given to us via the telephone:
.. change in allocations of future premium payments;
.. change in allocation of the monthly policy charge;
.. change to your APR instructions;
.. change to your scheduled transfer instructions;
.. unscheduled transfers; and
.. request for a policy loan (of $100,000 or less).

Instructions:
.. may be given by calling us at 1-800-247-9988 between 8 a.m. and 5 p.m. Eastern
  Time on any day that the NYSE is open;

.. must be received by us before the close of the NYSE (generally 4:00 p.m.
  Eastern Time) to be effective the day they are given;
.. are effective the next business day if not received until after the close of the NYSE.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction instructions, the Separate Account and the Company reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner's address of record.


MISSTATEMENT OF AGE OR GENDER
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

NON-PARTICIPATING POLICY
The Policies do not share in any divisible surplus of the Company.

INCONTESTABILITY
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AIM V.I. CAPITAL APPRECIATION DIVISION (AIM V.I. GROWTH DIVISION AND AIM V.I. AGGRESSIVE GROWTH DIVISION MERGED INTO AIM V.I. CAPITAL APPRECIATION DIVISION APRIL 28, 2006)

              INVESTS IN: AIM V.I. Capital Appreciation Fund - Series I Shares
                (AIM V.I. Growth Fund and AIM V.I. Aggressive Growth Fund merged into AIM V.I. Capital Appreciation Fund April 28, 2006)
              INVESTMENT ADVISOR: A I M Advisors, Inc.

              INVESTMENT OBJECTIVE: to seek growth of capital.

AIM V.I. CORE EQUITY DIVISION (AIM V.I. PREMIER EQUITY DIVISION AND AIM V.I. CORE STOCK DIVISION MERGED INTO AIM V.I. CORE EQUITY DIVISION APRIL 28, 2006)

              INVESTS IN: AIM V.I. Core Equity Fund - Series I Shares (AIM V.I.
                Premier Equity Fund and AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund April 28, 2006)
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital. The Fund invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that are believed to have the potential for above-average growth in earnings.

AIM V.I. DYNAMICS DIVISION

              INVESTS IN: AIM V.I. Dynamics Fund - Series I Shares
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-size companies.

AIM V.I. GLOBAL HEALTH CARE DIVISION

              INVESTS IN: AIM V.I. Global Health Care Fund - Series I Shares INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth. The Fund invests normally 80% of its assets in securities of healthcare industry companies.

AIM V.I. INTERNATIONAL GROWTH DIVISION

              INVESTS IN: AIM V.I. International Growth Fund - Series I Shares INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. MID CAP CORE EQUITY DIVISION

              INVESTS IN: AIM V.I. Mid Cap Core Equity Fund - Series II Shares INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital.

AIM V.I. SMALL COMPANY GROWTH DIVISION (EFFECTIVE JULY 3, 2006 AIM V.I. SMALL CAP GROWTH DIVISION)

              INVESTS IN: AIM V.I. Small Company Growth Fund - Series I Shares
                (effective July 3, 2006 AIM V.I. Small Cap Growth Fund)
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing at least 80% of its net assets in small-capitalization companies.

AIM V.I. TECHNOLOGY DIVISION

              INVESTS IN: AIM V.I. Technology Fund - Series I Shares
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily at least 80% of its net assets in the equity securities and equity related instruments of companies engaged in technology related industries.

AMERICAN CENTURY VP INCOME & GROWTH DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Income &
                Growth Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

AMERICAN CENTURY VP INTERNATIONAL DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP
                International Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth around the world by investing in stocks of foreign companies.

AMERICAN CENTURY VP MID CAP VALUE DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Mid Cap
                Value Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc.

              INVESTMENT OBJECTIVE: seeks capital growth over time and,
                secondarily, income by investing primarily in equity securities.

AMERICAN CENTURY VP ULTRA DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Ultra
                Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in stocks of U.S. companies.

AMERICAN CENTURY VP VALUE DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Value
                Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

AMERICAN CENTURY VP VISTA DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. Vista Fund
                - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth.

DREYFUS IP CORE VALUE DIVISION

              INVESTS IN: Dreyfus Investment Portfolios Core Value Portfolio -
                Service Class
              INVESTMENT ADVISOR: The Boston Company through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term capital growth as a primary objective, with current income as a secondary objective. Invests primarily in equity securities of large-cap value companies.

DREYFUS IP FOUNDERS DISCOVERY DIVISION

              INVESTS IN: Dreyfus Investment Portfolios Founders Discovery
                Portfolio - Initial Class
              INVESTMENT ADVISOR: Founders Asset Management LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks capital appreciation. To pursue this goal, the portfolio invests primarily in equity securities of small, U.S. based companies which are characterized as "growth" companies.

DREYFUS IP FOUNDERS GROWTH DIVISION

              INVESTS IN: Dreyfus Investment Portfolios Founders Growth
                Portfolio - Initial Class
              INVESTMENT ADVISOR: Founders Asset Management LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks capital appreciation by investing in stocks of small-cap growth companies.

DREYFUS SOCIALLY RESPONSIBLE GROWTH DIVISION

              INVESTS IN: Dreyfus Socially Responsible Growth Fund, Inc. -
                Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks capital growth by investing primarily in large-cap stocks that meet certain financial as well as social criteria.

DREYFUS VIF APPRECIATION DIVISION

              INVESTS IN: Dreyfus Variable Investment Fund Appreciation
                Portfolio - Service Class
              INVESTMENT ADVISOR: Fayez Sarofim & Co. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing in common stocks.

DREYFUS VIF DEVELOPING LEADERS DIVISION (FORMERLY DREYFUS VIF SMALL CAP
DIVISION)

              INVESTS IN: Dreyfus Variable Investment Fund Developing Leaders
                Portfolio - Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks capital appreciation by investing in the stocks of companies with small market capitalizations.

DREYFUS VIF QUALITY BOND DIVISION

              INVESTS IN: Dreyfus Variable Investment Fund Quality Bond
                Portfolio - Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing in fixed-income securities.

FIDELITY VIP ASSET MANAGER DIVISION

              INVESTS IN: Fidelity VIP Asset Manager Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

FIDELITY VIP CONTRAFUND DIVISION

              INVESTS IN: Fidelity VIP Contrafund Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation.

FIDELITY VIP EQUITY-INCOME DIVISION

              INVESTS IN: Fidelity VIP Equity-Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company

              INVESTMENT OBJECTIVE: seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goad is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500/SM/ Index (S&P 500/(R)/).

FIDELITY VIP GROWTH DIVISION

              INVESTS IN: Fidelity VIP Growth Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks to achieve capital appreciation.

FIDELITY VIP HIGH INCOME DIVISION

              INVESTS IN: Fidelity VIP High Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company

              INVESTMENT OBJECTIVE: seeks a high level of current income, while also considering growth of capital.

FIDELITY VIP MID CAP DIVISION

              INVESTS IN: Fidelity VIP Mid Cap Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term growth of capital.

FRANKLIN INCOME SECURITIES DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Income Securities Fund -
                Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments

              INVESTMENT OBJECTIVE: seeks to maximize income while maintaining prospects for capital appreciation. The fund normally invests in both equity and debt securities. The fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

FRANKLIN MUTUAL DISCOVERY DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Mutual Discovery
                Securities Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments

              INVESTMENT OBJECTIVE: seeks capital appreciation. The Fund normally invests mainly in U.S. and foreign equity securities that the manager believes are undervalued. The Fund normally invests primarily in undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies.

FRANKLIN MUTUAL SHARES DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Mutual Shares Securities
                Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments

              INVESTMENT OBJECTIVE: seeks capital appreciation, with income as a secondary goal. The Fund normally invests mainly in equity securities that the manager believes are undervalued. The Fund normally invests primarily in undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies.


FRANKLIN RISING DIVIDENDS DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Rising Dividends
                Securities Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments

              INVESTMENT OBJECTIVE: seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

FRANKLIN SMALL CAP VALUE SECURITIES DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Small Cap Value
                Securities Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments

              INVESTMENT OBJECTIVE: seeks long term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund small-capitalization companies are those with market capitalization values not exceeding $2.5 billion, at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY DIVISION (previously Goldman Sachs Core/sm/ Small Cap Equity Division)

              INVESTS IN: Goldman Sachs VIT - Goldman Sachs Structured Small Cap
                Equity Fund (previously Goldman Sachs VIT - Goldman Sachs Core/sm/ Small Cap Equity Fund)
              INVESTMENT ADVISOR: Goldman Sachs Asset Management, L.P. INVESTMENT OBJECTIVE: seeks long-term growth of capital.

JANUS ASPEN BALANCED DIVISION

              INVESTS IN: Janus Aspen Series Balanced Portfolio - Service Shares INVESTMENT ADVISOR: Janus Capital Management LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital,
                consistent with preservation of capital and balanced by current income by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-- income senior securities.

JANUS ASPEN FLEXIBLE BOND DIVISION

              INVESTS IN: Janus Aspen Series Flexible Bond Portfolio - Service
                Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC

              INVESTMENT OBJECTIVE: seeks to obtain maximum total return, consistent with preservation of capital by primarily investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in bonds, including, but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.

JANUS ASPEN FUNDAMENTAL EQUITY DIVISION (PREVIOUSLY JANUS ASPEN CORE EQUITY DIVISION)

              INVESTS IN: Janus Aspen Series Fundamental Equity Portfolio
                (previously Janus Aspen Series Core Equity Portfolio) - Service Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital by normally investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential.

JANUS ASPEN INTERNATIONAL GROWTH DIVISION

              INVESTS IN: Janus Aspen Series International Growth Portfolio -
                Service Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of issuers from several different countries, excluding the United States. The Portfolio may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

JANUS ASPEN MID CAP GROWTH DIVISION

              INVESTS IN: Janus Aspen Series Mid Cap Growth Portfolio - Service
                Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

JANUS ASPEN WORLDWIDE GROWTH DIVISION

              INVESTS IN: Janus Aspen Series Worldwide Growth Portfolio -
                Service Shares

              INVESTMENT ADVISOR: Janus Capital Management LLC

              INVESTMENT OBJECTIVE: seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

JP MORGAN BOND DIVISION

              INVESTS IN: J.P. Morgan Series Trust II - JP Morgan Bond Portfolio INVESTMENT ADVISOR: J.P. Morgan Investment Management Inc. INVESTMENT OBJECTIVE: seeks to provide high total return consistent with moderate risk of capital and maintainance of liquidity.

JP MORGAN SMALL COMPANY DIVISION

              INVESTS IN: J.P. Morgan Series Trust II - JP Morgan Small Company
                Portfolio
              INVESTMENT ADVISOR: J.P. Morgan Investment Management Inc. INVESTMENT OBJECTIVE: seeks to provide high total return from a portfolio of small company stocks.

MFS VIT EMERGING GROWTH DIVISION

              INVESTS IN: MFS VIT Emerging Growth Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks emerging growth companies for long-term growth of capital.

MFS VIT GLOBAL EQUITY DIVISION

              INVESTS IN: MFS VIT Global Equity Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company. INVESTMENT OBJECTIVE: seeks capital appreciation.

MFS VIT MIDCAP GROWTH DIVISION

              INVESTS IN: MFS VIT MidCap Growth Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks long-term growth of capital from mid-capitalization company stocks.

MFS VIT NEW DISCOVERY DIVISION

              INVESTS IN: MFS VIT New Discovery Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks long-term growth potential from small company stocks.

MFS VIT VALUE DIVISION

              INVESTS IN: MFS VIT Value Series - Service Class
              INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks undervalued income producing stocks with capital appreciation potential.

NEUBERGER BERMAN AMT FASCIANO DIVISION

              INVESTS IN: Neuberger Berman AMT Fasciano Portfolio - S Class INVESTMENT ADVISOR: Neuberger Berman Management Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth.

NEUBERGER BERMAN AMT GUARDIAN DIVISION

              INVESTS IN: Neuberger Berman AMT Guardian Portfolio - Class I INVESTMENT ADVISOR: Neuberger Berman Management Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital and, secondarily, current income by primarily investing in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies.

NEUBERGER BERMAN AMT PARTNERS DIVISION

              INVESTS IN: Neuberger Berman AMT Partners Portfolio - I Class INVESTMENT ADVISOR: Neuberger Berman Management Inc. INVESTMENT OBJECTIVE: seeks growth of capital.

BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Bond Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

CAPITAL VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Capital Value
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

DIVERSIFIED INTERNATIONAL DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Diversified
                International Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

EQUITY GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Equity Growth
                Account
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

GOVERNMENT & HIGH QUALITY BOND DIVISION (PREVIOUSLY GOVERNMENT SECURITIES DIVISION)

              INVESTS IN: Principal Variable Contracts Fund - Government & High
                Quality Bond Account (previously Government Securities Account)

              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek a high level of current income, liquidity and safety of principal.

GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Growth Account INVESTMENT ADVISOR: Columbus Circle Investors through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

INTERNATIONAL SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                SmallCap Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LARGECAP BLEND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Blend
                Account
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term growth of capital.

LARGECAP GROWTH EQUITY DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Growth
                Equity Account
              INVESTMENT ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in stocks of U.S. companies, with a focus on growth stocks.

LARGECAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Value
                Account

              INVESTMENT ADVISOR: AllianceBernstein, L.P. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital.

MIDCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MIDCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Growth
                Account
              INVESTMENT ADVISOR: Mellon Equity Associates, LLP through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MIDCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Value
                Account
              INVESTMENT ADVISOR: Neuberger Berman Management, Inc. through a sub-advisory agreement.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MONEY MARKET DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Money Market
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

PRINCIPAL LIFETIME 2010 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2010 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2020 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2020 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2030 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2030 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2040 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2040 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2050 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2050 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME STRATEGIC INCOME DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                Strategic Income Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks high current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

REAL ESTATE SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Real Estate
                Securities Account
              INVESTMENT ADVISOR: Principal Real Estate Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek to generate a high total return. The
                Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SHORT-TERM BOND DIVISION (PREVIOUSLY LIMITED TERM BOND DIVISION)

              INVESTS IN: Principal Variable Contracts Fund - Short-Term Bond
                Account (previously Limited Term Bond Account)
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide current income.

SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SMALLCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Growth
                Account
              INVESTMENT ADVISOR: Emerald Advisors, Inc. through a sub-advisory agreement and
                UBS Global Asset Management (Americas) Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SMALLCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Value
                Account
              INVESTMENT ADVISOR: J.P. Morgan Investment Management, Inc.
                through a sub-advisory agreement and Mellon Equity Associates, LLP through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

PUTNAM VT GROWTH & INCOME DIVISION

              INVESTS IN: Putnam VT Growth & Income Fund - Class IB

              INVESTMENT ADVISOR: Putnam Investment Management, LLC
              INVESTMENT OBJECTIVE: seeks capital growth and current income by investing mainly in common stocks of U.S. companies.

PUTNAM VT INTERNATIONAL EQUITY DIVISION

              INVESTS IN: Putnam VT International Equity Fund - Class IB INVESTMENT ADVISOR: Putnam Investment Management, LLC INVESTMENT OBJECTIVE: seeks capital appreciation by investing mainly in common stocks of companies outside the U.S.

PUTNAM VT VOYAGER DIVISION

              INVESTS IN: Putnam VT Voyager Fund - Class IB
              INVESTMENT ADVISOR: Putnam Investment Management, LLC INVESTMENT OBJECTIVE: seeks capital appreciation by investing primarily in common stocks of U.S. companies.

SUMMIT RUSSELL 2000 SMALL CAP INDEX DIVISION

              INVESTS IN: Summit Mutual Funds - Russell 2000 Small Cap Index
                Portfolio - Class F
              INVESTMENT ADVISOR: Summit Investment Partners, Inc.
              INVESTMENT OBJECTIVE: seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

T. ROWE PRICE EQUITY INCOME PORTFOLIO II DIVISION

              INVESTS IN: T. Rowe Price Equity Income Portfolio - II INVESTMENT ADVISOR: T. Rowe Price Associates, Inc.
              INVESTMENT OBJECTIVE: seeks substantial dividend income and long-term capital growth.

TEMPLETON DEVELOPING MARKETS SECURITIES DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Templeton Developing
                Markets Securities Fund - Class 2
              INVESTMENT ADVISOR: Templeton Asset Management Ltd.
              INVESTMENT OBJECTIVE: seeks long-term capital appreciation. The
                Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

VANGUARD VIF BALANCED DIVISION

              INVESTS IN: Vanguard VIF Balanced Portfolio
              INVESTMENT ADVISOR: Wellington Management Company
              INVESTMENT OBJECTIVE: seeks a reasonable level of income with conservation of capital. The Portfolio invests primarily in common stocks of large and medium size companies.

VANGUARD VIF EQUITY INDEX DIVISION

              INVESTS IN: Vanguard VIF Equity Index Portfolio
              INVESTMENT ADVISOR: Vanguard Quantitative Equity Group
              INVESTMENT OBJECTIVE: seeks long-term growth of capital and income to match the performance of a broad-based market index of stocks of large U.S. companies.

VANGUARD VIF MIDCAP INDEX DIVISION

              INVESTS IN: Vanguard VIF MidCap Index Portfolio
              INVESTMENT ADVISOR: Vanguard Quantitative Equity Group INVESTMENT OBJECTIVE: seeks long-term growth of capital by attempting to match the performance of a broad-based market index of medium size U.S. Companies.

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Asset Allocation Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to earn long-term total return consistent with reasonable risk. The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities.

WELLS FARGO ADVANTAGE VT EQUITY INCOME DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Equity Income Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation and above average dividend income. The Fund invests in common stocks of large U.S. companies.

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Large Company Growth
                Fund
              INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation. The Fund invests in common stocks of large U.S. companies.

APPENDIX A- TARGET PREMIUM

 TARGET PREMIUM RATES (PER $1,000 OF POLICY FACE AMOUNT) - MALE
           PREFERRED OR
 CLASS:      STANDARD      A       B       C       D       E       F       G        H
  AGE:         100%       150%    175%    200%    250%    300%    350%    400%     500%
    0          14.01      17.46   19.01   20.48   23.22   25.76   28.14   30.40    34.62
    1          13.90      17.16   18.61   19.98   22.50   24.82   26.97   29.00    32.74
    2          14.30      17.61   19.08   20.46   23.02   25.35   27.53   29.56    33.32
    3          14.72      18.10   19.59   20.99   23.58   25.95   28.14   30.20    33.99
    4          15.16      18.60   20.12   21.55   24.18   26.57   28.79   30.87    34.69
    5          15.63      19.14   20.69   22.14   24.80   27.23   29.48   31.58    35.44
    6          16.12      19.71   21.29   22.76   25.48   27.94   30.22   32.35    36.25
    7          16.63      20.31   21.92   23.43   26.19   28.71   31.02   33.19    37.14
    8          17.18      20.95   22.60   24.14   26.97   29.53   31.89   34.09    38.12
    9          17.76      21.63   23.32   24.90   27.79   30.41   32.83   35.08    39.18
   10          18.37      22.34   24.08   25.70   28.67   31.35   33.82   36.12    40.32
   11          19.00      23.09   24.88   26.54   29.59   32.34   34.88   37.24    41.54
   12          19.66      23.87   25.70   27.41   30.54   33.37   35.98   38.40    42.81
   13          20.33      24.66   26.55   28.30   31.52   34.42   37.09   39.58    44.11
   14          21.01      25.46   27.39   29.20   32.49   35.46   38.20   40.74    45.38
   15          21.70      26.25   28.24   30.08   33.44   36.48   39.27   41.87    46.60
   16          22.39      27.04   29.07   30.95   34.38   37.47   40.31   42.95    47.76
   17          23.07      27.83   29.89   31.80   35.29   38.42   41.30   43.97    48.84
   18          23.77      28.61   30.70   32.64   36.17   39.35   42.25   44.95    49.85
   19          24.47      29.39   31.52   33.48   37.05   40.26   43.19   45.90    50.82
   20          25.19      30.19   32.35   34.34   37.94   41.17   44.12   46.84    51.77
   21          25.93      31.02   33.20   35.21   38.85   42.11   45.07   47.80    52.74
   22          26.71      31.87   34.08   36.12   39.80   43.07   46.05   48.79    53.73
   23          27.51      32.77   35.01   37.08   40.79   44.09   47.09   49.84    54.79
   24          28.36      33.71   35.99   38.08   41.84   45.17   48.18   50.95    55.91
   25          29.24      34.70   37.01   39.14   42.94   46.31   49.35   52.14    57.12
   26          30.18      35.74   38.10   40.26   44.12   47.53   50.60   53.41    58.43
   27          31.15      36.84   39.24   41.44   45.37   48.83   51.94   54.78    59.84
   28          32.18      37.99   40.45   42.69   46.68   50.20   53.35   56.23    61.34
   29          33.24      39.20   41.70   43.99   48.06   51.64   54.84   57.76    62.94
   30          34.36      40.46   43.02   45.35   49.51   53.15   56.41   59.37    64.63
   31          35.51      41.77   44.39   46.78   51.02   54.73   58.05   61.06    66.40
   32          36.72      43.13   45.81   48.26   52.59   56.37   59.75   62.82    68.25
   33          37.97      44.55   47.30   49.79   54.22   58.09   61.53   64.66    70.19
   34          39.26      46.01   48.83   51.39   55.91   59.86   63.38   66.57    72.21
   35          40.60      47.53   50.42   53.04   57.67   61.71   65.30   68.56    74.31
   36          41.99      49.10   52.06   54.74   59.49   63.61   67.29   70.62    76.49
   37          43.42      50.72   53.76   56.51   61.36   65.59   69.35   72.75    78.75
   38          44.90      52.40   55.51   58.32   63.30   67.62   71.47   74.95    81.09
   39          46.42      54.12   57.31   60.20   65.29   69.71   73.65   77.21    83.50
   40          47.99      55.89   59.16   62.12   67.33   71.86   75.89   79.54    85.98
   41          49.60      57.71   61.06   64.09   69.43   74.07   78.19   81.93    88.52
   42          51.25      59.57   63.00   66.11   71.58   76.32   80.54   84.36    91.13
   43          52.96      61.48   65.00   68.18   73.78   78.63   82.95   86.87    93.80
   44          54.70      63.44   67.04   70.30   76.02   81.00   85.42   89.43    96.54
   45          56.49      65.45   69.14   72.47   78.33   83.42   87.95   92.06    99.36
   46          58.34      67.51   71.28   74.69   80.69   85.90   90.54   94.75   102.25
   47          60.23      69.62   73.49   76.97   83.12   88.45   93.21   97.53   105.23
   48          62.17      71.79   75.75   79.32   85.61   91.08   95.96  100.40   108.33
   49          64.17      74.03   78.09   81.75   88.19   93.80   98.82  103.39   111.57
   50          66.23      76.34   80.49   84.25   90.86   96.63  101.79  106.50   114.97
   51          68.36      78.72   82.99   86.84   93.63   99.57  104.90  109.78   118.57
   52          70.54      81.18   85.55   89.51   96.50  102.62  108.13  113.19   122.35
   53          72.79      83.70   88.20   92.26   99.47  105.79  111.50  116.76   126.32
   54          75.09      86.29   90.91   95.09  102.52  109.06  114.99  120.46   130.47
   55          77.44      88.94   93.68   97.99  105.66  112.43  118.58  124.29   134.79
   56          79.85      91.65   96.53  100.97  108.88  115.90  122.31  128.27   139.30
   57          82.31      94.43   99.45  104.02  112.20  119.49  126.16  132.41   144.02
   58          84.85      97.29  102.46  107.18  115.66  123.23  130.21  136.76   149.03
   59          87.45     100.25  105.59  110.47  119.27  127.18  134.49  141.40   154.41
   60          90.15     103.34  108.86  113.92  123.08  131.36  139.07  146.38   160.24
   61          92.94     106.55  112.27  117.54  127.11  135.82  143.97  151.75   166.61
   62          95.82     109.89  115.85  121.34  131.38  140.58  149.24  157.55   173.56
   63          98.80     113.38  119.58  125.33  135.89  145.64  154.89  163.81   181.13
   64         101.86     116.99  123.47  129.50  140.64  151.01  160.91  170.52   189.31
   65         105.01     120.73  127.51  133.85  145.64  156.69  167.31  177.69   198.14
   66         108.26     124.61  131.71  138.39  150.89  162.70  174.13  185.36   207.65
   67         111.61     128.66  136.13  143.18  156.47  169.13  181.46  193.66   218.00
   68         115.10     132.93  140.81  148.28  162.47  176.10  189.46  202.74   229.42
   69         118.77     137.49  145.83  153.80  169.03  183.77  198.33  212.87   242.24
   70         122.66     142.40  151.29  159.83  176.28  192.34  208.29  224.30   256.82
   71         126.79     147.71  157.25  166.45  184.33  201.93  219.52  237.27   273.45
   72         131.16     153.45  163.72  173.70  193.25  212.64  232.15  251.91   292.35
   73         135.77     159.60  170.71  181.58  203.03  224.49  246.21  268.28   313.58
   74         140.58     166.11  178.16  190.02  213.61  237.39  261.58  286.25   336.96
   75         145.57     172.96  186.03  198.99  224.93  251.27  278.18  305.68   362.27
   76         150.74     180.13  194.33  208.48  236.99  266.10  295.95  326.50   389.34
   77         156.12     187.70  203.12  218.56  249.86  281.97  314.97  348.75   418.10
   78         161.78     195.78  212.55  229.41  263.76  299.12  335.47  372.66   448.73
   79         167.86     204.58  222.85  241.31  279.06  317.99  357.99  398.81   481.90
   80         174.46     214.29  234.29  254.57  296.15  339.07  383.08  427.84   518.41
   81         181.65     225.06  247.05  269.41  315.35  362.75  411.19  460.25   558.95
   82         189.49     236.99  261.24  285.98  336.88  389.29  442.67  496.49   604.23
   83         197.93     250.03  276.85  304.26  360.68  418.66  477.46  536.54   654.37
   84         206.88     264.04  293.66  323.99  386.40  450.36  514.99  579.70   708.53
   85         216.26     278.86  311.49  344.93  413.70  483.92  554.63  625.27   765.84
   86         226.03     294.40  330.19  366.89  442.23  518.89  595.84  672.60   825.38
   87         236.21     310.64  349.73  389.81  471.87  555.05  638.32  721.36   886.67
   88         246.89     327.68  370.20  413.73  502.59  592.31  681.98  771.40   948.68
   89         258.28     345.78  391.83  438.88  534.56  630.83  726.96  822.88   980.64
   90         270.83     365.46  415.14  465.74  568.21  671.03  773.74  876.26   980.64

 TARGET PREMIUM RATES (PER $1,000 OF POLICY FACE AMOUNT) - FEMALE
           PREFERRED OR
 CLASS:      STANDARD      A       B       C       D       E       F       G        H
  AGE:         100%       150%    175%    200%    250%    300%    350%    400%     500%
    0          11.53      14.34   15.61   16.82   19.08   21.19   23.17   25.05    28.58
    1          11.53      14.22   15.43   16.58   18.71   20.67   22.51   24.25    27.47
    2          11.85      14.59   15.82   16.98   19.13   21.12   22.97   24.72    27.95
    3          12.20      14.99   16.24   17.42   19.60   21.61   23.49   25.25    28.51
    4          12.57      15.42   16.69   17.88   20.10   22.14   24.04   25.82    29.11
    5          12.96      15.86   17.15   18.37   20.63   22.69   24.62   26.42    29.74
    6          13.36      16.33   17.64   18.88   21.18   23.28   25.22   27.05    30.41
    7          13.79      16.82   18.16   19.43   21.76   23.90   25.88   27.73    31.14
    8          14.23      17.33   18.71   20.00   22.38   24.55   26.56   28.45    31.90
    9          14.70      17.87   19.28   20.60   23.03   25.24   27.29   29.21    32.72
   10          15.18      18.44   19.88   21.23   23.71   25.97   28.06   30.01    33.58
   11          15.69      19.03   20.50   21.88   24.42   26.73   28.87   30.85    34.49
   12          16.22      19.64   21.16   22.57   25.17   27.53   29.71   31.74    35.45
   13          16.76      20.28   21.83   23.28   25.93   28.35   30.57   32.64    36.42
   14          17.33      20.93   22.52   24.00   26.72   29.19   31.46   33.57    37.43
   15          17.90      21.60   23.23   24.75   27.53   30.04   32.36   34.51    38.44
   16          18.50      22.29   23.96   25.51   28.35   30.91   33.28   35.47    39.46
   17          19.11      23.00   24.70   26.28   29.18   31.80   34.21   36.44    40.50
   18          19.74      23.72   25.46   27.08   30.04   32.71   35.15   37.42    41.55
   19          20.39      24.47   26.24   27.90   30.92   33.64   36.13   38.44    42.62
   20          21.06      25.23   27.05   28.74   31.82   34.59   37.13   39.47    43.72
   21          21.76      26.03   27.89   29.61   32.75   35.57   38.15   40.54    44.85
   22          22.48      26.85   28.75   30.51   33.72   36.59   39.22   41.64    46.01
   23          23.22      27.71   29.65   31.45   34.72   37.65   40.32   42.78    47.22
   24          24.00      28.59   30.58   32.42   35.76   38.74   41.46   43.97    48.48
   25          24.80      29.51   31.54   33.42   36.83   39.87   42.64   45.19    49.78
   26          25.64      30.46   32.54   34.47   37.94   41.05   43.87   46.47    51.13
   27          26.50      31.45   33.58   35.55   39.10   42.27   45.14   47.78    52.52
   28          27.40      32.47   34.65   36.66   40.30   43.53   46.46   49.15    53.97
   29          28.33      33.53   35.76   37.82   41.53   44.83   47.82   50.56    55.47
   30          29.29      34.63   36.91   39.02   42.81   46.18   49.23   52.02    57.02
   31          30.29      35.76   38.10   40.26   44.14   47.58   50.69   53.53    58.62
   32          31.32      36.93   39.33   41.54   45.51   49.02   52.19   55.09    60.27
   33          32.39      38.15   40.61   42.87   46.92   50.51   53.75   56.71    61.99
   34          33.50      39.41   41.93   44.24   48.40   52.07   55.38   58.40    63.79
   35          34.64      40.71   43.30   45.67   49.92   53.67   57.05   60.14    65.64
   36          35.83      42.06   44.71   47.14   51.50   55.34   58.80   61.96    67.58
   37          37.06      43.46   46.17   48.66   53.12   57.06   60.60   63.83    69.58
   38          38.32      44.89   47.68   50.23   54.80   58.82   62.44   65.75    71.63
   39          39.62      46.36   49.22   51.83   56.51   60.63   64.34   67.72    73.74
   40          40.96      47.87   50.80   53.47   58.26   62.47   66.27   69.72    75.88
   41          42.33      49.41   52.41   55.15   60.04   64.35   68.22   71.76    78.05
   42          43.73      50.99   54.05   56.85   61.85   66.25   70.20   73.81    80.24
   43          45.17      52.59   55.72   58.58   63.69   68.17   72.21   75.89    82.44
   44          46.64      54.23   57.43   60.35   65.56   70.14   74.25   78.00    84.68
   45          48.15      55.92   59.18   62.16   67.47   72.13   76.33   80.15    86.97
   46          49.70      57.64   60.97   64.01   69.42   74.18   78.45   82.34    89.29
   47          51.30      59.41   62.81   65.91   71.42   76.27   80.62   84.59    91.68
   48          52.95      61.23   64.70   67.86   73.48   78.42   82.85   86.90    94.14
   49          54.64      63.10   66.64   69.86   75.59   80.63   85.15   89.28    96.67
   50          56.38      65.02   68.63   71.91   77.76   82.89   87.51   91.72    99.28
   51          58.16      66.99   70.67   74.02   79.98   85.22   89.93   94.23   101.96
   52          60.00      69.01   72.77   76.19   82.26   87.60   92.41   96.81   104.73
   53          61.89      71.08   74.91   78.40   84.60   90.04   94.95   99.45   107.56
   54          63.81      73.19   77.09   80.64   86.96   92.51   97.52  102.12   110.41
   55          65.79      75.34   79.32   82.93   89.36   95.02  100.12  104.81   113.30
   56          67.80      77.54   81.58   85.26   91.81   97.56  102.77  107.55   116.23
   57          69.88      79.79   83.91   87.65   94.31  100.17  105.47  110.36   119.23
   58          72.02      82.12   86.31   90.12   96.90  102.88  108.30  113.29   122.39
   59          74.24      84.55   88.83   92.72   99.64  105.75  111.30  116.43   125.80
   60          76.56      87.10   91.47   95.45  102.55  108.83  114.54  119.83   129.54
   61          78.99      89.78   94.27   98.36  105.66  112.14  118.05  123.55   133.69
   62          81.51      92.59   97.21  101.42  108.97  115.69  121.84  127.59   138.25
   63          84.13      95.53  100.29  104.64  112.45  119.45  125.89  131.93   143.20
   64          86.82      98.54  103.45  107.95  116.06  123.36  130.11  136.47   148.42
   65          89.57     101.63  106.70  111.35  119.77  127.39  134.47  141.17   153.85
   66          92.39     104.79  110.02  114.83  123.59  131.54  138.97  146.04   159.51
   67          95.27     108.04  113.44  118.43  127.54  135.86  143.67  151.15   165.48
   68          98.27     111.43  117.03  122.22  131.72  140.46  148.71  156.65   171.95
   69         101.42     115.05  120.88  126.30  136.29  145.53  154.31  162.80   179.30
   70         104.77     118.96  125.08  130.78  141.37  151.24  160.68  169.87   187.84
   71         108.34     123.22  129.68  135.75  147.07  157.73  168.01  178.06   197.89
   72         112.16     127.86  134.74  141.24  153.48  165.12  176.42  187.55   209.68
   73         116.22     132.87  140.25  147.27  160.61  173.41  185.95  198.40   223.31
   74         120.49     138.23  146.19  153.81  168.43  182.60  196.60  210.58   238.78
   75         124.96     143.92  152.54  160.84  176.92  192.66  208.33  224.07   256.05
   76         129.64     149.96  159.31  168.39  186.12  203.64  221.21  238.96   275.18
   77         134.56     156.41  166.60  176.55  196.14  215.68  235.40  255.40   296.36
   78         139.79     163.39  174.53  185.49  207.23  229.09  251.25  273.79   320.03
   79         145.44     171.08  183.34  195.47  219.72  244.26  269.24  294.70   346.86
   80         151.61     179.65  193.24  206.76  233.98  261.68  289.94  318.75   377.61
   81         158.38     189.27  204.42  219.60  250.33  281.73  313.82  346.48   412.93
   82         165.80     200.04  217.04  234.17  269.02  304.74  341.24  378.31   453.28
   83         173.89     212.00  231.15  250.53  290.15  330.83  372.33  414.34   498.82
   84         182.63     225.13  246.72  268.66  313.64  359.84  406.85  454.24   549.07
   85         192.01     239.43  263.74  288.54  339.44  391.66  444.59  497.74   603.68
   86         202.05     254.93  282.26  310.18  367.53  426.17  485.36  544.59   662.37
   87         212.85     271.74  302.36  333.69  397.92  463.33  529.07  594.66   725.03
   88         224.51     290.02  324.22  359.20  430.73  503.19  575.73  648.00   791.71
   89         237.28     310.07  348.15  387.03  466.18  545.95  625.56  704.87   862.63
   90         251.59     332.45  374.69  417.67  504.71  591.99  679.03  765.80   937.22

 TARGET PREMIUM RATES (PER $1,000 OF POLICY FACE AMOUNT) - UNISEX
           PREFERRED OR
 CLASS:      STANDARD      A       B       C       D       E       F       G        H
  AGE:         100%       150%    175%    200%    250%    300%    350%    400%     500%
    0          13.52      16.86   18.36   19.78   22.43   24.89   27.20   29.39    33.48
    1          13.43      16.60   18.01   19.33   21.79   24.04   26.14   28.11    31.76
    2          13.81      17.03   18.46   19.80   22.29   24.56   26.67   28.66    32.32
    3          14.22      17.50   18.95   20.32   22.84   25.14   27.28   29.28    32.97
    4          14.65      17.99   19.47   20.86   23.41   25.74   27.91   29.93    33.65
    5          15.10      18.51   20.02   21.43   24.02   26.39   28.58   30.63    34.38
    6          15.57      19.06   20.59   22.03   24.67   27.08   29.30   31.38    35.18
    7          16.07      19.64   21.21   22.68   25.37   27.82   30.07   32.18    36.04
    8          16.60      20.26   21.86   23.36   26.11   28.61   30.91   33.06    36.98
    9          17.16      20.91   22.55   24.09   26.91   29.46   31.81   34.00    38.00
   10          17.74      21.59   23.28   24.86   27.74   30.36   32.76   35.00    39.09
   11          18.35      22.31   24.05   25.67   28.63   31.31   33.77   36.06    40.25
   12          18.98      23.06   24.84   26.50   29.54   32.29   34.82   37.17    41.46
   13          19.63      23.82   25.65   27.36   30.48   33.30   35.89   38.30    42.70
   14          20.29      24.59   26.47   28.22   31.42   34.30   36.96   39.42    43.92
   15          20.95      25.37   27.29   29.08   32.35   35.29   38.00   40.52    45.10
   16          21.62      26.13   28.10   29.93   33.26   36.26   39.01   41.57    46.23
   17          22.29      26.90   28.91   30.77   34.15   37.20   40.00   42.59    47.30
   18          22.97      27.67   29.71   31.60   35.03   38.12   40.95   43.56    48.32
   19          23.66      28.45   30.52   32.44   35.92   39.04   41.89   44.53    49.32
   20          24.37      29.25   31.35   33.29   36.81   39.96   42.84   45.50    50.31
   21          25.11      30.06   32.20   34.16   37.73   40.91   43.80   46.47    51.30
   22          25.87      30.91   33.08   35.07   38.67   41.88   44.80   47.49    52.33
   23          26.66      31.80   34.00   36.02   39.67   42.91   45.85   48.56    53.42
   24          27.49      32.73   34.97   37.02   40.72   44.00   46.97   49.69    54.57
   25          28.36      33.71   35.98   38.07   41.82   45.14   48.14   50.88    55.80
   26          29.27      34.73   37.05   39.18   42.99   46.35   49.39   52.16    57.12
   27          30.23      35.81   38.18   40.34   44.22   47.63   50.71   53.52    58.53
   28          31.22      36.94   39.35   41.56   45.51   48.98   52.11   54.96    60.03
   29          32.26      38.12   40.59   42.84   46.87   50.40   53.58   56.47    61.61
   30          33.35      39.34   41.87   44.17   48.28   51.89   55.12   58.05    63.27
   31          34.47      40.62   43.21   45.56   49.76   53.44   56.73   59.72    65.02
   32          35.64      41.95   44.60   47.01   51.29   55.05   58.40   61.45    66.84
   33          36.85      43.33   46.04   48.51   52.89   56.72   60.14   63.25    68.74
   34          38.11      44.75   47.53   50.06   54.54   58.46   61.95   65.12    70.72
   35          39.41      46.23   49.08   51.67   56.26   60.26   63.83   67.07    72.78
   36          40.76      47.76   50.68   53.33   58.03   62.13   65.78   69.08    74.92
   37          42.15      49.34   52.34   55.05   59.87   64.06   67.79   71.17    77.14
   38          43.58      50.96   54.04   56.82   61.75   66.04   69.86   73.32    79.43
   39          45.06      52.64   55.79   58.65   63.69   68.09   72.00   75.54    81.79
   40          46.58      54.36   57.59   60.51   65.68   70.18   74.18   77.81    84.21
   41          48.14      56.12   59.43   62.43   67.72   72.33   76.42   80.13    86.69
   42          49.75      57.93   61.32   64.39   69.81   74.51   78.71   82.50    89.22
   43          51.40      59.78   63.25   66.40   71.94   76.76   81.04   84.93    91.81
   44          53.08      61.68   65.23   68.45   74.12   79.04   83.43   87.41    94.45
   45          54.82      63.62   67.26   70.55   76.35   81.39   85.88   89.95    97.18
   46          56.60      65.62   69.34   72.70   78.63   83.79   88.38   92.55    99.96
   47          58.43      67.66   71.47   74.91   80.98   86.25   90.95   95.23   102.83
   48          60.31      69.76   73.66   77.18   83.39   88.78   93.60   97.99   105.80
   49          62.25      71.93   75.92   79.52   85.88   91.41   96.36  100.86   108.91
   50          64.24      74.15   78.24   81.93   88.45   94.13   99.21  103.85   112.16
   51          66.29      76.45   80.64   84.42   91.11   96.95  102.18  106.97   115.57
   52          68.40      78.82   83.11   86.99   93.86   99.87  105.27  110.21   119.15
   53          70.57      81.24   85.65   89.63   96.70  102.89  108.46  113.59   122.89
   54          72.79      83.73   88.25   92.34   99.61  105.99  111.76  117.08   126.77
   55          75.05      86.27   90.91   95.11  102.58  109.17  115.15  120.67   130.78
   56          77.37      88.87   93.62   97.95  105.64  112.45  118.64  124.38   134.95
   57          79.74      91.52   96.41  100.85  108.78  115.81  122.24  128.22   139.29
   58          82.18      94.26   99.28  103.85  112.03  119.32  126.00  132.25   143.87
   59          84.69      97.10  102.26  106.98  115.44  123.02  129.99  136.54   148.79
   60          87.29     100.05  105.37  110.25  119.03  126.93  134.24  141.14   154.13
   61          89.98     103.12  108.63  113.69  122.83  131.11  138.80  146.11   159.95
   62          92.77     106.32  112.04  117.30  126.86  135.56  143.70  151.47   166.31
   63          95.64     109.66  115.59  121.08  131.10  140.29  148.94  157.24   173.22
   64          98.59     113.10  119.28  125.01  135.55  145.27  154.49  163.39   180.65
   65         101.62     116.65  123.10  129.09  140.19  150.50  160.35  169.90   188.58
   66         104.73     120.32  127.05  133.34  145.04  156.00  166.54  176.82   197.07
   67         107.94     124.13  131.17  137.78  150.16  161.85  173.15  184.25   206.25
   68         111.26     128.13  135.52  142.50  155.64  168.14  180.31  192.33   216.32
   69         114.76     132.39  140.19  147.58  161.61  175.06  188.25  201.34   227.61
   70         118.46     136.98  145.24  153.13  168.20  182.77  197.15  211.50   240.47
   71         122.38     141.94  150.75  159.21  175.52  191.42  207.21  223.05   255.19
   72         126.53     147.28  156.74  165.88  183.62  201.08  218.53  236.12   271.98
   73         130.91     153.01  163.21  173.12  192.52  211.78  231.15  250.76   290.90
   74         135.49     159.08  170.10  180.88  202.15  223.43  244.97  266.87   311.82
   75         140.23     165.46  177.38  189.12  212.46  235.98  259.92  284.33   334.56
   76         145.14     172.16  185.06  197.85  223.45  249.43  275.97  303.11   359.00
   77         150.26     179.22  193.21  207.14  235.20  263.86  293.22  323.28   385.14
   78         155.66     186.78  201.96  217.16  247.95  279.52  311.94  345.12   413.23
   79         161.46     195.02  211.56  228.20  262.06  296.88  332.65  369.21   443.94
   80         167.76     204.14  222.25  240.54  277.90  316.40  355.91  396.18   478.06
   81         174.65     214.29  234.21  254.41  295.80  338.47  382.17  426.56   516.24
   82         182.17     225.57  247.59  269.98  315.98  363.38  411.79  460.76   559.13
   83         190.31     237.97  262.36  287.24  338.42  391.11  444.73  498.75   606.79
   84         198.98     251.36  278.38  306.00  362.87  421.29  480.51  539.96   658.50
   85         208.15     265.68  295.55  326.14  389.11  453.60  518.72  583.92   713.71
   86         217.79     280.85  313.77  347.51  416.86  487.64  558.84  629.97   771.52
   87         227.98     296.96  333.10  370.16  446.16  523.38  600.83  678.10   831.94
   88         238.81     314.11  353.66  394.18  476.99  560.76  644.57  728.15   894.61
   89         250.53     332.62  375.76  419.86  509.62  600.05  690.37  780.47   959.23
   90         263.57     353.02  399.93  447.71  544.51  641.67  738.70  835.57   980.64

APPENDIX B - ILLUSTRATIONS


SAMPLE ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate how the policy value, surrender value and death proceeds of the Policy may change with the investment experience of the divisions. The tables show how these amounts in the Policy vary over time if planned periodic premiums are paid annually and if the investment return of the divisions were a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The death benefits and values would be different from those shown if the return averaged 0%, 6% or 12%, but fluctuated above and below those averages during the year. Death benefit options 1, 2 and 3 are illustrated.


The illustrations reflect a hypothetical Policy issued to a 45 year-old male non-smoker, Preferred class. Illustrations for younger males or for females would be more favorable than those presented. Illustrations for older males or smokers would be less favorable.
.. Illustrations 1, 3 and 5 reflect current monthly policy and premium expense charges.
.. Illustrations 2, 4 and 6 reflect the guaranteed maximum monthly policy and premium expense charges.

The illustrations reflect all Policy charges including:
.. deductions from premiums for sales load and state and federal taxes; .. cost of insurance charge;
.. asset based risk charge.

In addition, the illustrations reflect the average of fees and expenses of the divisions available through the Policy during the fiscal year ending December 31, 2005. The Manager of certain divisions has agreed to reimburse operating expenses, if necessary, to limit total operating expenses for those divisions during the year ending December 31, 2005. More information about the expense reimbursements can be found in the prospectuses for the underlying mutual funds which accompany this prospectus. There is no assurance that the fee reimbursement programs will continue beyond 2006. In the future, fees and expenses of the divisions may be more or less than those shown. Such changes would make the operating expenses actually incurred by a division differ from the average rate used in the illustrations.


The illustrations are based on the assumption that:
.. initial 1,000,000 face amount;
.. annual payments are $20,000;
.. no changes are made to the death benefit option or face amount; .. no policy loans and/or partial surrenders are made; and .. the Enhanced Cash Surrender Value rider is in effect.

Upon request, we will prepare a comparable illustration based upon the proposed insured's actual age, gender, smoking status, risk classification and desired Policy features. For those illustrations, you have an option of selecting which divisions (and their specific fees and expenses) are used. If no selection is made, the illustration is run using a hypothetical average.


In advertisements or sales literature for the Policies that include performance data for one of more of the divisions, we may include policy values, surrender values and death benefit figures computed using the same methods that were used in creating the following illustrations. However, the actual average total rate of return for the specific division(s) will be used instead of the average used in the following illustrations. This information may be shown in the form of graphs, charts, tables and examples. It may include data for periods prior to the offering of the Policy for a division that has had performance during such prior period (with policy charges assumed to be equal to current charges for any period(s) prior to the offering of the Policy).


Illustration 1                                PRINCIPAL LIFE INSURANCE COMPANY
                                             EXECUTIVE VARIABLE UNIVERSAL LIFE
PLANNED PREMIUM $20,000                       MALE AGE 45 PREFERRED NON-SMOKER                  Initial Face Amount $1,000,000
                                                  ASSUMING CURRENT CHARGES                      Death Benefit Option 1
                                                      (All States)

--------------------------------------------------------------------------------------------------------------------

                                                                       Death Benefit (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                           -------------------------------------------------------------------

   End of          Accumulated                    0%                      6%                       12%
    Year           Premiums (1)              (-.95% Net)              (5.05% Net)              (11.05% Net)
--------------     -----------------       -----------------        ----------------         -----------------
      1                      21,000               1,000,000               1,000,000                 1,000,000
      2                      43,050               1,000,000               1,000,000                 1,000,000
      3                      66,203               1,000,000               1,000,000                 1,000,000
      4                      90,513               1,000,000               1,000,000                 1,000,000
      5                     116,038               1,000,000               1,000,000                 1,000,000
      6                     142,840               1,000,000               1,000,000                 1,000,000
      7                     170,982               1,000,000               1,000,000                 1,000,000
      8                     200,531               1,000,000               1,000,000                 1,000,000
      9                     231,558               1,000,000               1,000,000                 1,000,000
     10                     264,136               1,000,000               1,000,000                 1,000,000
     11                     298,343               1,000,000               1,000,000                 1,000,000
     12                     334,260               1,000,000               1,000,000                 1,000,000
     13                     371,973               1,000,000               1,000,000                 1,000,000
     14                     411,571               1,000,000               1,000,000                 1,000,000
     15                     453,150               1,000,000               1,000,000                 1,000,000
     20                     694,385               1,000,000               1,000,000                 1,450,368
     25                   1,002,269               1,000,000               1,000,000                 2,430,686
     30                   1,395,216               1,000,000               1,214,309                 3,845,660


-------------------------------------------------------------------------------------------------------------------

                                                                          Policy Value (2)
                                                                             Assuming Hypothetical Gross
                                                                             Annual Investment Return of
                                           ----------------------------------------------------------------------

   End of          Accumulated                  0%                         6%                         12%
    Year           Premiums (1)             (-.95% Net)               (5.05% Net)                 (11.05% Net)
--------------     -----------------       --------------            ---------------            -----------------
      1                      21,000               18,079                     19,178                       20,277
      2                      43,050               34,580                     37,857                       41,266
      3                      66,203               50,555                     57,093                       64,172
      4                      90,513               66,103                     77,014                       89,308
      5                     116,038               81,274                     97,700                      116,969
      6                     142,840               96,898                    120,066                      148,360
      7                     170,982              112,184                    143,365                      183,014
      8                     200,531              127,132                    167,644                      221,296
      9                     231,558              141,711                    192,921                      263,583
     10                     264,136              155,881                    219,213                      310,294
     11                     298,343              171,374                    248,278                      363,564
     12                     334,260              186,463                    278,560                      422,475
     13                     371,973              201,100                    310,080                      487,639
     14                     411,571              215,291                    342,917                      559,790
     15                     453,150              229,037                    377,152                      639,755
     20                     694,385              290,113                    571,890                    1,188,826
     25                   1,002,269              338,268                    818,318                    2,095,419
     30                   1,395,216              369,571                  1,134,869                    3,594,075


----------------------------------------------------------------------------------------------------------------

                                                                              Surrender Value (2)
                                                                          Assuming Hypothetical Gross
                                                                          Annual Investment Return of
                                          -----------------------------------------------------------------

   End of          Accumulated                 0%                          6%                   12%
    Year           Premiums (1)            (-.95% Net)                (5.05% Net)           (11.05% Net)
--------------     -----------------      --------------             ---------------      -----------------
      1                      21,000              19,379                      20,478                 21,577
      2                      43,050              37,780                      41,057                 44,466
      3                      66,203              55,115                      61,653                 68,732
      4                      90,513              71,543                      82,454                 94,748
      5                     116,038              87,074                     103,500                122,769
      6                     142,840             101,578                     124,746                153,040
      7                     170,982             114,984                     146,165                185,814
      8                     200,531             128,412                     168,924                222,576
      9                     231,558             143,151                     194,361                265,023
     10                     264,136             157,481                     220,813                311,894
     11                     298,343             171,374                     248,278                363,564
     12                     334,260             186,463                     278,560                422,475
     13                     371,973             201,100                     310,080                487,639
     14                     411,571             215,291                     342,917                559,790
     15                     453,150             229,037                     377,152                639,755
     20                     694,385             290,113                     571,890              1,188,826
     25                   1,002,269             338,268                     818,318              2,095,419
     30                   1,395,216             369,571                   1,134,869              3,594,075


(1)  Assumes net interest of 5% compounded annually.

(2) Assumes no policy loans have been made. The death benefit, policy value, and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







Illustration 2                              PRINCIPAL LIFE INSURANCE COMPANY
                                            EXECUTIVE VARIABLE UNIVERSAL LIFE
PLANNED PREMIUM $20,000                     MALE AGE 45 PREFERRED NON-SMOKER                 Initial Face Amount $1,000,000
                                               ASSUMING GUARANTEED CHARGES                   Death Benefit Option 1
                                                     (All States)

------------------------------------------------------------------------------------------------------------

                                                                  Death Benefit (2)
                                                                     Assuming Hypothetical Gross
                                                                     Annual Investment Return of
                                         --------------------------------------------------------------

   End of         Accumulated                   0%                    6%                     12%
    Year          Premiums (1)             (-.95% Net)            (5.05% Net)           (11.05% Net)
--------------    -----------------      -----------------      ----------------       ----------------
      1                     21,000              1,000,000             1,000,000              1,000,000
      2                     43,050              1,000,000             1,000,000              1,000,000
      3                     66,203              1,000,000             1,000,000              1,000,000
      4                     90,513              1,000,000             1,000,000              1,000,000
      5                    116,038              1,000,000             1,000,000              1,000,000
      6                    142,840              1,000,000             1,000,000              1,000,000
      7                    170,982              1,000,000             1,000,000              1,000,000
      8                    200,531              1,000,000             1,000,000              1,000,000
      9                    231,558              1,000,000             1,000,000              1,000,000
     10                    264,136              1,000,000             1,000,000              1,000,000
     11                    298,343              1,000,000             1,000,000              1,000,000
     12                    334,260              1,000,000             1,000,000              1,000,000
     13                    371,973              1,000,000             1,000,000              1,000,000
     14                    411,571              1,000,000             1,000,000              1,000,000
     15                    453,150              1,000,000             1,000,000              1,000,000
     20                    694,385              1,000,000             1,000,000              1,200,094
     25                  1,002,269              1,000,000             1,000,000              2,002,566
     30                  1,395,216              1,000,000             1,000,000              3,141,139


--------------------------------------------------------------------------------------------------------------

                                                                      Policy Value (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                       ---------------------------------------------------------------------

   End of         Accumulated               0%                         6%                         12%
    Year          Premiums (1)          (-.95% Net)                (5.05% Net)                (11.05% Net)
--------------    -----------------    --------------            ----------------            ---------------
      1                     21,000            14,990                      15,991                     16,993
      2                     43,050            29,087                      32,001                     35,039
      3                     66,203            42,784                      48,548                     54,801
      4                     90,513            56,073                      65,648                     76,464
      5                    116,038            68,929                      83,305                    100,214
      6                    142,840            82,140                     102,384                    127,177
      7                    170,982            94,857                     122,069                    156,782
      8                    200,531           107,032                     142,347                    189,294
      9                    231,558           118,629                     163,220                    225,030
     10                    264,136           129,587                     184,671                    264,330
     11                    298,343           139,865                     206,701                    307,606
     12                    334,260           149,414                     229,314                    355,331
     13                    371,973           158,210                     252,540                    408,074
     14                    411,571           166,213                     276,405                    466,479
     15                    453,150           173,342                     300,905                    531,273
     20                    694,385           192,308                     433,100                    983,684
     25                  1,002,269           169,310                     584,097                  1,726,350
     30                  1,395,216            67,720                     768,626                  2,935,644


--------------------------------------------------------------------------------------------------------------

                                                                    Surrender Value (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                        ------------------------------------------------------------------

   End of         Accumulated                0%                        6%                       12%
    Year          Premiums (1)           (-.95% Net)               (5.05% Net)              (11.05% Net)
--------------    -----------------     --------------            --------------           ---------------
      1                     21,000             16,290                    17,291                    18,293
      2                     43,050             32,287                    35,201                    38,239
      3                     66,203             47,344                    53,108                    59,361
      4                     90,513             61,513                    71,088                    81,904
      5                    116,038             74,729                    89,105                   106,014
      6                    142,840             86,820                   107,064                   131,857
      7                    170,982             97,657                   124,869                   159,582
      8                    200,531            108,312                   143,627                   190,574
      9                    231,558            120,069                   164,660                   226,470
     10                    264,136            131,187                   186,271                   265,930
     11                    298,343            139,865                   206,701                   307,606
     12                    334,260            149,414                   229,314                   355,331
     13                    371,973            158,210                   252,540                   408,074
     14                    411,571            166,213                   276,405                   466,479
     15                    453,150            173,342                   300,905                   531,273
     20                    694,385            192,308                   433,100                   983,684
     25                  1,002,269            169,310                   584,097                 1,726,350
     30                  1,395,216             67,720                   768,626                 2,935,644


(1)  Assumes net interest of 5% compounded annually.

(2) Assumes no policy loans have been made. The death benefit, policy value, and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.








Illustration 3                                PRINCIPAL LIFE INSURANCE COMPANY
                                              EXECUTIVE VARIABLE UNIVERSAL LIFE
PLANNED PREMIUM $20,000                       MALE AGE 45 PREFERRED NON-SMOKER             Initial Face Amount $1,000,000
                                                 ASSUMING CURRENT CHARGES                  Death Benefit Option 2
                                                      (All States)

------------------------------------------------------------------------------------------------------------------

                                                                       Death Benefit (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                           -------------------------------------------------------------------

   End of          Accumulated                    0%                      6%                       12%
    Year           Premiums (1)              (-.95% Net)              (5.05% Net)              (11.05% Net)
--------------     -----------------       -----------------        ----------------         -----------------
      1                      21,000               1,018,076               1,019,175                 1,020,274
      2                      43,050               1,034,541               1,037,814                 1,041,219
      3                      66,203               1,050,444               1,056,967                 1,064,028
      4                      90,513               1,065,881               1,076,750                 1,088,997
      5                     116,038               1,080,898               1,097,236                 1,116,401
      6                     142,840               1,096,320               1,119,325                 1,147,416
      7                     170,982               1,111,352               1,142,256                 1,181,545
      8                     200,531               1,125,989               1,166,059                 1,219,110
      9                     231,558               1,140,185               1,190,722                 1,260,428
     10                     264,136               1,153,888               1,216,227                 1,305,838
     11                     298,343               1,169,053               1,244,642                 1,357,885
     12                     334,260               1,183,732               1,274,096                 1,415,196
     13                     371,973               1,197,851               1,304,557                 1,478,248
     14                     411,571               1,211,408               1,336,061                 1,547,648
     15                     453,150               1,224,391               1,368,639                 1,624,055
     20                     694,385               1,278,895               1,547,197                 2,137,903
     25                   1,002,269               1,314,357               1,754,152                 2,972,103
     30                   1,395,216               1,323,101               1,986,735                 4,327,748


------------------------------------------------------------------------------------------------------------------

                                                                        Policy Value (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                         ----------------------------------------------------------------------

   End of          Accumulated                0%                         6%                         12%
    Year           Premiums (1)           (-.95% Net)               (5.05% Net)                 (11.05% Net)
--------------     -----------------     --------------            ---------------            -----------------
      1                      21,000             18,076                     19,175                       20,274
      2                      43,050             34,541                     37,814                       41,219
      3                      66,203             50,444                     56,967                       64,028
      4                      90,513             65,881                     76,750                       88,997
      5                     116,038             80,898                     97,236                      116,401
      6                     142,840             96,320                    119,325                      147,416
      7                     170,982            111,352                    142,256                      181,545
      8                     200,531            125,989                    166,059                      219,110
      9                     231,558            140,185                    190,722                      260,428
     10                     264,136            153,888                    216,227                      305,838
     11                     298,343            169,053                    244,642                      357,885
     12                     334,260            183,732                    274,096                      415,196
     13                     371,973            197,851                    304,557                      478,248
     14                     411,571            211,408                    336,061                      547,648
     15                     453,150            224,391                    368,639                      624,055
     20                     694,385            278,895                    547,197                    1,137,903
     25                   1,002,269            314,357                    754,152                    1,972,103
     30                   1,395,216            323,101                    986,735                    3,327,748


-----------------------------------------------------------------------------------------------------------------

                                                                               Surrender Value (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                           -----------------------------------------------------------------

   End of          Accumulated                  0%                          6%                   12%
    Year           Premiums (1)             (-.95% Net)                (5.05% Net)           (11.05% Net)
--------------     -----------------       --------------             ---------------      -----------------
      1                      21,000               19,376                      20,475                 21,574
      2                      43,050               37,741                      41,014                 44,419
      3                      66,203               55,004                      61,527                 68,588
      4                      90,513               71,321                      82,190                 94,437
      5                     116,038               86,698                     103,036                122,201
      6                     142,840              101,000                     124,005                152,096
      7                     170,982              114,152                     145,056                184,345
      8                     200,531              127,269                     167,339                220,390
      9                     231,558              141,625                     192,162                261,868
     10                     264,136              155,488                     217,827                307,438
     11                     298,343              169,053                     244,642                357,885
     12                     334,260              183,732                     274,096                415,196
     13                     371,973              197,851                     304,557                478,248
     14                     411,571              211,408                     336,061                547,648
     15                     453,150              224,391                     368,639                624,055
     20                     694,385              278,895                     547,197              1,137,903
     25                   1,002,269              314,357                     754,152              1,972,103
     30                   1,395,216              323,101                     986,735              3,327,748


(1)  Assumes net interest of 5% compounded annually.

(2) Assumes no policy loans have been made. The death benefit, policy value, and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.








Illustration 4                              PRINCIPAL LIFE INSURANCE COMPANY
                                           EXECUTIVE VARIABLE UNIVERSAL LIFE
PLANNED PREMIUM $20,000                    MALE AGE 45 PREFERRED NON-SMOKER                Initial Face Amount $1,000,000
                                              ASSUMING GUARANTEED CHARGES                  Death Benefit Option 2
                                                       (All States)

-----------------------------------------------------------------------------------------------------------

                                                                  Death Benefit (2)
                                                                     Assuming Hypothetical Gross
                                                                     Annual Investment Return of
                                         --------------------------------------------------------------

   End of         Accumulated                   0%                    6%                     12%
    Year          Premiums (1)             (-.95% Net)            (5.05% Net)           (11.05% Net)
--------------    -----------------      -----------------      ----------------       ----------------
      1                     21,000              1,014,934             1,015,932              1,016,931
      2                     43,050              1,028,921             1,031,818              1,034,837
      3                     66,203              1,042,447             1,048,160              1,054,358
      4                     90,513              1,055,497             1,064,959              1,075,644
      5                    116,038              1,068,037             1,082,195              1,098,842
      6                    142,840              1,080,845             1,100,708              1,125,023
      7                    170,982              1,093,058             1,119,648              1,153,546
      8                    200,531              1,104,613             1,138,963              1,184,589
      9                    231,558              1,115,460             1,158,610              1,218,359
     10                    264,136              1,125,517             1,178,513              1,255,053
     11                    298,343              1,134,727             1,198,612              1,294,911
     12                    334,260              1,143,019             1,218,835              1,338,188
     13                    371,973              1,150,356             1,239,137              1,385,198
     14                    411,571              1,156,681             1,259,450              1,436,267
     15                    453,150              1,161,886             1,279,651              1,491,705
     20                    694,385              1,166,688             1,373,430              1,846,855
     25                  1,002,269              1,120,695             1,433,551              2,371,182
     30                  1,395,216                      -             1,413,500              3,134,223


---------------------------------------------------------------------------------------------------------------

                                                                      Policy Value (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                       ---------------------------------------------------------------------

   End of         Accumulated               0%                         6%                         12%
    Year          Premiums (1)          (-.95% Net)                (5.05% Net)                (11.05% Net)
--------------    -----------------    --------------            ----------------            ---------------
      1                     21,000            14,934                      15,932                     16,931
      2                     43,050            28,921                      31,818                     34,837
      3                     66,203            42,447                      48,160                     54,358
      4                     90,513            55,497                      64,959                     75,644
      5                    116,038            68,037                      82,195                     98,842
      6                    142,840            80,845                     100,708                    125,023
      7                    170,982            93,058                     119,648                    153,546
      8                    200,531           104,613                     138,963                    184,589
      9                    231,558           115,460                     158,610                    218,359
     10                    264,136           125,517                     178,513                    255,053
     11                    298,343           134,727                     198,612                    294,911
     12                    334,260           143,019                     218,835                    338,188
     13                    371,973           150,356                     239,137                    385,198
     14                    411,571           156,681                     259,450                    436,267
     15                    453,150           161,886                     279,651                    491,705
     20                    694,385           166,688                     373,430                    846,855
     25                  1,002,269           120,695                     433,551                  1,371,182
     30                  1,395,216                 -                     413,500                  2,134,223


--------------------------------------------------------------------------------------------------------------

                                                                    Surrender Value (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                        ------------------------------------------------------------------

   End of         Accumulated                0%                        6%                       12%
    Year          Premiums (1)           (-.95% Net)               (5.05% Net)              (11.05% Net)
--------------    -----------------     --------------            --------------           ---------------
      1                     21,000             16,234                    17,232                    18,231
      2                     43,050             32,121                    35,018                    38,037
      3                     66,203             47,007                    52,720                    58,918
      4                     90,513             60,937                    70,399                    81,084
      5                    116,038             73,837                    87,995                   104,642
      6                    142,840             85,525                   105,388                   129,703
      7                    170,982             95,858                   122,448                   156,346
      8                    200,531            105,893                   140,243                   185,869
      9                    231,558            116,900                   160,050                   219,799
     10                    264,136            127,117                   180,113                   256,653
     11                    298,343            134,727                   198,612                   294,911
     12                    334,260            143,019                   218,835                   338,188
     13                    371,973            150,356                   239,137                   385,198
     14                    411,571            156,681                   259,450                   436,267
     15                    453,150            161,886                   279,651                   491,705
     20                    694,385            166,688                   373,430                   846,855
     25                  1,002,269            120,695                   433,551                 1,371,182
     30                  1,395,216                  -                   413,500                 2,134,223


(1)  Assumes net interest of 5% compounded annually.

(2) Assumes no policy loans have been made. The death benefit, policy value, and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






Illustration 5                                 PRINCIPAL LIFE INSURANCE COMPANY
                                               EXECUTIVE VARIABLE UNIVERSAL LIFE
PLANNED PREMIUM $20,000                        MALE AGE 45 PREFERRED NON-SMOKER             Initial Face Amount $1,000,000
                                                   ASSUMING CURRENT CHARGES                 Death Benefit Option 3
                                                       (All States)

---------------------------------------------------------------------------------------------------------------------

                                                                       Death Benefit (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                           -------------------------------------------------------------------

   End of          Accumulated                    0%                      6%                       12%
    Year           Premiums (1)              (-.95% Net)              (5.05% Net)              (11.05% Net)
--------------     -----------------       -----------------        ----------------         -----------------
      1                      21,000               1,020,000               1,020,000                 1,020,000
      2                      43,050               1,040,000               1,040,000                 1,040,000
      3                      66,203               1,060,000               1,060,000                 1,060,000
      4                      90,513               1,080,000               1,080,000                 1,080,000
      5                     116,038               1,100,000               1,100,000                 1,100,000
      6                     142,840               1,120,000               1,120,000                 1,120,000
      7                     170,982               1,140,000               1,140,000                 1,140,000
      8                     200,531               1,160,000               1,160,000                 1,160,000
      9                     231,558               1,180,000               1,180,000                 1,180,000
     10                     264,136               1,200,000               1,200,000                 1,200,000
     11                     298,343               1,220,000               1,220,000                 1,220,000
     12                     334,260               1,240,000               1,240,000                 1,240,000
     13                     371,973               1,260,000               1,260,000                 1,260,000
     14                     411,571               1,280,000               1,280,000                 1,280,000
     15                     453,150               1,300,000               1,300,000                 1,300,000
     20                     694,385               1,400,000               1,400,000                 1,419,595
     25                   1,002,269               1,500,000               1,500,000                 2,382,364
     30                   1,395,216               1,600,000               1,600,000                 3,772,019


------------------------------------------------------------------------------------------------------------------------

                                                                           Policy Value (2)
                                                                              Assuming Hypothetical Gross
                                                                              Annual Investment Return of
                                            ----------------------------------------------------------------------

   End of          Accumulated                   0%                         6%                         12%
    Year           Premiums (1)              (-.95% Net)               (5.05% Net)                 (11.05% Net)
--------------     -----------------        --------------            ---------------            -----------------
      1                      21,000                18,076                     19,175                       20,274
      2                      43,050                34,536                     37,811                       41,218
      3                      66,203                50,427                     56,958                       64,029
      4                      90,513                65,843                     76,734                       89,008
      5                     116,038                80,828                     97,211                      116,435
      6                     142,840                96,205                    119,294                      147,500
      7                     170,982               111,177                    142,223                      181,718
      8                     200,531               125,735                    166,032                      219,432
      9                     231,558               139,831                    190,716                      260,985
     10                     264,136               153,404                    216,260                      306,753
     11                     298,343               168,475                    244,718                      359,160
     12                     334,260               183,034                    274,244                      416,992
     13                     371,973               197,000                    304,820                      480,802
     14                     411,571               210,362                    336,496                      551,274
     15                     453,150               223,101                    369,317                      629,173
     20                     694,385               275,137                    551,175                    1,163,603
     25                   1,002,269               304,257                    768,924                    2,053,762
     30                   1,395,216               297,290                  1,031,490                    3,525,252


-----------------------------------------------------------------------------------------------------------------

                                                                               Surrender Value (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                           -----------------------------------------------------------------

   End of          Accumulated                  0%                          6%                   12%
    Year           Premiums (1)             (-.95% Net)                (5.05% Net)           (11.05% Net)
--------------     -----------------       --------------             ---------------      -----------------
      1                      21,000               19,376                      20,475                 21,574
      2                      43,050               37,736                      41,011                 44,418
      3                      66,203               54,987                      61,518                 68,589
      4                      90,513               71,283                      82,174                 94,448
      5                     116,038               86,628                     103,011                122,235
      6                     142,840              100,885                     123,974                152,180
      7                     170,982              113,977                     145,023                184,518
      8                     200,531              127,015                     167,312                220,712
      9                     231,558              141,271                     192,156                262,425
     10                     264,136              155,004                     217,860                308,353
     11                     298,343              168,475                     244,718                359,160
     12                     334,260              183,034                     274,244                416,992
     13                     371,973              197,000                     304,820                480,802
     14                     411,571              210,362                     336,496                551,274
     15                     453,150              223,101                     369,317                629,173
     20                     694,385              275,137                     551,175              1,163,603
     25                   1,002,269              304,257                     768,924              2,053,762
     30                   1,395,216              297,290                   1,031,490              3,525,252


(1)  Assumes net interest of 5% compounded annually.

(2) Assumes no policy loans have been made. The death benefit, policy value, and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






Illustration 6                              PRINCIPAL LIFE INSURANCE COMPANY
                                           EXECUTIVE VARIABLE UNIVERSAL LIFE
PLANNED PREMIUM $20,000                    MALE AGE 45 PREFERRED NON-SMOKER                   Initial Face Amount $1,000,000
                                              ASSUMING GUARANTEED CHARGES                     Death Benefit Option 3
                                                    (All States)

-------------------------------------------------------------------------------------------------------------

                                                                  Death Benefit (2)
                                                                     Assuming Hypothetical Gross
                                                                     Annual Investment Return of
                                         --------------------------------------------------------------

   End of         Accumulated                   0%                    6%                     12%
    Year          Premiums (1)             (-.95% Net)            (5.05% Net)           (11.05% Net)
--------------    -----------------      -----------------      ----------------       ----------------
      1                     21,000              1,020,000             1,020,000              1,020,000
      2                     43,050              1,040,000             1,040,000              1,040,000
      3                     66,203              1,060,000             1,060,000              1,060,000
      4                     90,513              1,080,000             1,080,000              1,080,000
      5                    116,038              1,100,000             1,100,000              1,100,000
      6                    142,840              1,120,000             1,120,000              1,120,000
      7                    170,982              1,140,000             1,140,000              1,140,000
      8                    200,531              1,160,000             1,160,000              1,160,000
      9                    231,558              1,180,000             1,180,000              1,180,000
     10                    264,136              1,200,000             1,200,000              1,200,000
     11                    298,343              1,220,000             1,220,000              1,220,000
     12                    334,260              1,240,000             1,240,000              1,240,000
     13                    371,973              1,260,000             1,260,000              1,260,000
     14                    411,571              1,280,000             1,280,000              1,280,000
     15                    453,150              1,300,000             1,300,000              1,300,000
     20                    694,385              1,400,000             1,400,000              1,400,000
     25                  1,002,269              1,500,000             1,500,000              1,811,602
     30                  1,395,216                      -             1,600,000              2,854,546


-----------------------------------------------------------------------------------------------------------------

                                                                     Policy Value (2)
                                                                       Assuming Hypothetical Gross
                                                                       Annual Investment Return of
                                        -------------------------------------------------------------------

   End of         Accumulated              0%                         6%                         12%
    Year          Premiums (1)          -.95% Net)                (5.05% Net)                (11.05% Net)
--------------    -----------------     ------------            ----------------            ---------------
      1                     21,000           14,924                      15,923                     16,923
      2                     43,050           28,879                      31,782                     34,809
      3                     66,203           42,347                      48,079                     54,300
      4                     90,513           55,306                      64,812                     75,552
      5                    116,038           67,718                      81,960                     98,720
      6                    142,840           80,353                     100,364                    124,892
      7                    170,982           92,338                     119,173                    153,446
      8                    200,531          103,598                     138,334                    184,588
      9                    231,558          114,066                     157,803                    218,561
     10                    264,136          123,639                     177,500                    255,616
     11                    298,343          132,234                     197,366                    296,061
     12                    334,260          139,752                     217,323                    340,245
     13                    371,973          146,121                     237,327                    388,597
     14                    411,571          151,245                     257,305                    441,596
     15                    453,150          154,962                     277,129                    499,756
     20                    694,385          145,012                     367,933                    892,902
     25                  1,002,269           56,350                     418,952                  1,561,726
     30                  1,395,216                -                     359,031                  2,667,800


---------------------------------------------------------------------------------------------------------------

                                                                     Surrender Value (2)
                                                                         Assuming Hypothetical Gross
                                                                         Annual Investment Return of
                                         ------------------------------------------------------------------

   End of         Accumulated                 0%                        6%                       12%
    Year          Premiums (1)            (-.95% Net)               (5.05% Net)              (11.05% Net)
--------------    -----------------      --------------            --------------           ---------------
      1                     21,000              16,224                    17,223                    18,223
      2                     43,050              32,079                    34,982                    38,009
      3                     66,203              46,907                    52,639                    58,860
      4                     90,513              60,746                    70,252                    80,992
      5                    116,038              73,518                    87,760                   104,520
      6                    142,840              85,033                   105,044                   129,572
      7                    170,982              95,138                   121,973                   156,246
      8                    200,531             104,878                   139,614                   185,868
      9                    231,558             115,506                   159,243                   220,001
     10                    264,136             125,239                   179,100                   257,216
     11                    298,343             132,234                   197,366                   296,061
     12                    334,260             139,752                   217,323                   340,245
     13                    371,973             146,121                   237,327                   388,597
     14                    411,571             151,245                   257,305                   441,596
     15                    453,150             154,962                   277,129                   499,756
     20                    694,385             145,012                   367,933                   892,902
     25                  1,002,269              56,350                   418,952                 1,561,726
     30                  1,395,216                   -                   359,031                 2,667,800


(1)  Assumes net interest of 5% compounded annually.

(2) Assumes no policy loans have been made. The death benefit, policy value, and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX C


APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)

GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

  INSURED'S     PERCENTAGE OF    INSURED'S     PERCENTAGE OF    INSURED'S      PERCENTAGE OF
 ATTAINED AGE  SURRENDER VALUE  ATTAINED AGE  SURRENDER VALUE  ATTAINED AGE   SURRENDER VALUE
      20           250.00            47           203.00            74            107.00
      21           250.00            48           197.00            75            105.00
      22           250.00            49           191.00            76            105.00
      23           250.00            50           185.00            77            105.00
      24           250.00            51           178.00            78            105.00
      25           250.00            52           171.00            79            105.00
      26           250.00            53           164.00            80            105.00
      27           250.00            54           157.00            81            105.00
      28           250.00            55           150.00            82            105.00
      29           250.00            56           146.00            83            105.00
      30           250.00            57           142.00            84            105.00
      31           250.00            58           138.00            85            105.00
      32           250.00            59           134.00            86            105.00
      33           250.00            60           130.00            87            105.00
      34           250.00            61           128.00            88            105.00
      35           250.00            62           126.00            89            105.00
      36           250.00            63           124.00            90            105.00
      37           250.00            64           122.00            91            104.00
      38           250.00            65           120.00            92            103.00
      39           250.00            66           119.00            93            102.00
      40           250.00            67           118.00            94            101.00
      41           243.00            68           117.00            95            101.00
      42           236.00            69           116.00            96            101.00
      43           229.00            70           115.00            97            101.00
      44           222.00            71           113.00            98            101.00
      45           215.00            72           111.00            99            101.00
      46           209.00            73           109.00

CASH VALUE ACCUMULATION TEST - MALE
 RISK CLASS:   PREFERRED OR STANDARD    A        B        C        D        E        F        G         H
ATTAINED AGE:
 20                   639.37%         534.87%  499.92%  471.57%  427.89%  395.39%  369.97%  349.40%   317.80%
 21                   621.01%         520.61%  487.03%  459.79%  417.81%  386.56%  362.12%  342.32%   311.91%
 22                   603.00%         506.56%  474.31%  448.14%  407.80%  377.76%  354.27%  335.24%   305.99%
 23                   585.25%         492.64%  461.66%  436.52%  397.78%  368.92%  346.35%  328.06%   299.94%
 24                   567.76%         478.82%  449.08%  424.94%  387.73%  360.02%  338.34%  320.77%   293.76%
 25                   550.50%         465.11%  436.55%  413.38%  377.66%  351.05%  330.24%  313.37%   287.43%
 26                   533.49%         451.50%  424.08%  401.84%  367.55%  342.01%  322.03%  305.84%   280.93%
 27                   516.76%         438.04%  411.72%  390.37%  357.45%  332.95%  313.77%  298.23%   274.33%
 28                   500.37%         424.80%  399.53%  379.03%  347.44%  323.92%  305.52%  290.61%   267.68%
 29                   484.35%         411.79%  387.54%  367.86%  337.55%  314.98%  297.32%  283.02%   261.02%
 30                   468.73%         399.07%  375.79%  356.91%  327.82%  306.16%  289.22%  275.50%   254.40%
 31                   453.53%         386.65%  364.31%  346.19%  318.27%  297.49%  281.25%  268.08%   247.85%
 32                   438.79%         374.58%  353.14%  335.74%  308.96%  289.03%  273.44%  260.82%   241.42%
 33                   424.48%         362.84%  342.26%  325.57%  299.87%  280.75%  265.81%  253.70%   235.10%
 34                   410.64%         351.47%  331.72%  315.71%  291.05%  272.71%  258.38%  246.77%   228.94%
 35                   397.25%         340.46%  321.50%  306.14%  282.49%  264.90%  251.15%  240.03%   222.94%
 36                   384.33%         329.81%  311.63%  296.88%  274.20%  257.33%  244.15%  233.49%   217.11%
 37                   371.86%         319.54%  302.08%  287.94%  266.18%  250.01%  237.38%  227.15%   211.47%
 38                   359.85%         309.63%  292.89%  279.32%  258.46%  242.95%  230.84%  221.05%   206.02%
 39                   348.28%         300.10%  284.04%  271.03%  251.02%  236.15%  224.55%  215.17%   200.77%
 40                   337.17%         290.93%  275.53%  263.05%  243.87%  229.62%  218.50%  209.51%   195.73%
 41                   326.48%         282.12%  267.35%  255.38%  237.00%  223.35%  212.70%  204.09%   190.90%
 42                   316.22%         273.67%  259.50%  248.03%  230.41%  217.33%  207.14%  198.89%   186.27%
 43                   306.36%         265.54%  251.96%  240.97%  224.08%  211.56%  201.79%  193.91%   181.83%
 44                   296.89%         257.74%  244.72%  234.19%  218.01%  206.02%  196.68%  189.13%   177.58%
 45                   287.78%         250.25%  237.77%  227.68%  212.19%  200.71%  191.76%  184.54%   173.50%
 46                   279.04%         243.05%  231.09%  221.43%  206.59%  195.61%  187.05%  180.15%   169.60%
 47                   270.63%         236.13%  224.68%  215.42%  201.22%  190.71%  182.53%  175.93%   165.85%
 48                   262.54%         229.48%  218.51%  209.64%  196.05%  186.00%  178.18%  171.87%   162.25%
 49                   254.76%         223.07%  212.57%  204.08%  191.08%  181.46%  173.99%  167.97%   158.78%
 50                   247.28%         216.92%  206.86%  198.73%  186.30%  177.11%  169.96%  164.22%   155.45%
 51                   240.08%         210.99%  201.36%  193.59%  181.69%  172.91%  166.09%  160.60%   152.24%
 52                   233.17%         205.31%  196.09%  188.65%  177.28%  168.89%  162.38%  157.14%   149.17%
 53                   226.54%         199.86%  191.04%  183.93%  173.06%  165.04%  158.83%  153.84%   146.24%
 54                   220.19%         194.64%  186.21%  179.41%  169.02%  161.37%  155.45%  150.69%   143.45%
 55                   214.12%         189.67%  181.60%  175.10%  165.18%  157.88%  152.23%  147.70%   140.81%
 56                   208.30%         184.91%  177.20%  170.99%  161.52%  154.56%  149.17%  144.85%   138.30%
 57                   202.74%         180.36%  172.99%  167.06%  158.03%  151.39%  146.26%  142.15%   135.93%
 58                   197.41%         176.01%  168.97%  163.31%  154.69%  148.37%  143.49%  139.58%   133.66%
 59                   192.30%         171.83%  165.11%  159.71%  151.50%  145.48%  140.83%  137.12%   131.50%
 60                   187.39%         167.83%  161.41%  156.26%  148.43%  142.70%  138.29%  134.76%   129.43%
 61                   182.68%         163.99%  157.87%  152.96%  145.50%  140.05%  135.86%  132.51%   127.46%
 62                   178.18%         160.32%  154.48%  149.80%  142.70%  137.52%  133.53%  130.35%   125.57%
 63                   173.87%         156.81%  151.24%  146.78%  140.03%  135.10%  131.32%  128.31%   123.78%
 64                   169.75%         153.47%  148.17%  143.92%  137.50%  132.82%  129.23%  126.38%   122.09%
 65                   165.83%         150.30%  145.24%  141.20%  135.10%  130.66%  127.26%  124.56%   120.51%
 66                   162.10%         147.29%  142.47%  138.63%  132.83%  128.62%  125.40%  122.85%   119.02%
 67                   158.55%         144.42%  139.84%  136.18%  130.68%  126.69%  123.65%  121.23%   117.62%
 68                   155.15%         141.69%  137.33%  133.86%  128.64%  124.86%  121.98%  119.70%   116.30%
 69                   151.90%         139.08%  134.93%  131.64%  126.68%  123.11%  120.39%  118.25%   115.05%
 70                   148.80%         136.58%  132.64%  129.51%  124.82%  121.44%  118.88%  116.85%   113.85%
 71                   145.83%         134.19%  130.45%  127.48%  123.04%  119.85%  117.43%  115.52%   112.70%
 72                   143.00%         131.93%  128.37%  125.56%  121.35%  118.33%  116.05%  114.26%   111.61%
 73                   140.33%         129.79%  126.41%  123.74%  119.76%  116.91%  114.76%  113.07%   110.58%
 74                   137.81%         127.78%  124.58%  122.05%  118.28%  115.59%  113.56%  111.97%   109.63%
 75                   135.45%         125.92%  122.88%  120.48%  116.91%  114.37%  112.46%  110.97%   108.77%
 76                   133.24%         124.18%  121.30%  119.03%  115.66%  113.26%  111.46%  110.05%   107.99%
 77                   131.17%         122.56%  119.83%  117.68%  114.50%  112.24%  110.54%  109.22%   107.28%
 78                   129.21%         121.05%  118.46%  116.43%  113.42%  111.29%  109.70%  108.45%   106.64%
 79                   127.36%         119.61%  117.16%  115.24%  112.41%  110.40%  108.90%  107.74%   106.04%
 80                   125.59%         118.24%  115.93%  114.11%  111.44%  109.56%  108.15%  107.06%   105.47%
 81                   123.91%         116.94%  114.75%  113.04%  110.52%  108.76%  107.44%  106.42%   104.93%
 82                   122.31%         115.71%  113.64%  112.02%  109.65%  107.99%  106.76%  105.80%   104.42%
 83                   120.81%         114.55%  112.60%  111.07%  108.83%  107.27%  106.11%  105.22%   103.93%
 84                   119.41%         113.48%  111.63%  110.19%  108.08%  106.61%  105.52%  104.69%   103.48%
 85                   118.11%         112.50%  110.75%  109.38%  107.39%  106.01%  104.99%  104.20%   103.07%
 86                   116.91%         111.61%  109.95%  108.65%  106.77%  105.47%  104.51%  103.77%   102.71%
 87                   115.79%         110.79%  109.21%  107.99%  106.21%  104.98%  104.08%  103.38%   102.39%
 88                   114.74%         110.03%  108.55%  107.39%  105.71%  104.55%  103.69%  103.04%   102.11%
 89                   113.74%         109.32%  107.93%  106.84%  105.25%  104.15%  103.34%  102.73%   101.97%
 90                   112.77%         108.65%  107.34%  106.32%  104.82%  103.78%  103.02%  102.44%   101.00%
 91                   111.80%         108.00%  106.78%  105.82%  104.42%  103.44%  102.72%  102.18%   101.00%
 92                   110.82%         107.34%  106.22%  105.33%  104.02%  103.11%  102.44%  101.97%   101.00%
 93                   109.79%         106.66%  105.64%  104.82%  103.62%  102.78%  102.16%  101.00%   101.00%
 94                   108.68%         105.91%  105.00%  104.27%  103.19%  102.42%  101.97%  101.00%   101.00%
 95                   107.47%         105.07%  104.28%  103.64%  102.69%  102.01%  101.00%  101.00%   101.00%
 96                   106.16%         104.13%  103.48%  102.92%  102.13%  101.97%  101.00%  101.00%   101.00%
 97                   104.76%         103.10%  102.60%  102.13%  101.97%  101.00%  101.00%  101.00%   101.00%
 98                   103.33%         102.02%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
 99                   101.97%         101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+                 101.00%         101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

CASH VALUE ACCUMULATION TEST - FEMALE
  RISK     PREFERRED OR
 CLASS:      STANDARD        A         B         C         D         E         F         G          H
ATTAINED
  AGE:
 20         762.99%        637.79%   595.38%   560.82%   507.35%   467.43%   436.19%   410.90%   372.11%
 21         738.68%        618.38%   577.63%   544.40%   492.99%   454.60%   424.55%   400.21%   362.87%
 22         715.05%        599.48%   560.31%   528.38%   478.96%   442.04%   413.13%   389.71%   353.78%
 23         692.09%        581.06%   543.43%   512.74%   465.23%   429.74%   401.94%   379.41%   344.84%
 24         669.78%        563.13%   526.97%   497.48%   451.82%   417.70%   390.96%   369.30%   336.05%
 25         648.14%        545.70%   510.96%   482.63%   438.74%   405.94%   380.24%   359.41%   327.43%
 26         627.11%        528.72%   495.35%   468.13%   425.96%   394.44%   369.73%   349.71%   318.95%
 27         606.71%        512.22%   480.16%   454.01%   413.50%   383.20%   359.46%   340.21%   310.64%
 28         586.92%        496.17%   465.39%   440.27%   401.34%   372.24%   349.42%   330.92%   302.49%
 29         567.76%        480.61%   451.04%   426.91%   389.52%   361.56%   339.63%   321.85%   294.53%
 30         549.18%        465.50%   437.10%   413.93%   378.02%   351.15%   330.08%   313.00%   286.74%
 31         531.21%        450.86%   423.59%   401.33%   366.84%   341.03%   320.79%   304.38%   279.15%
 32         513.81%        436.66%   410.48%   389.10%   355.98%   331.19%   311.75%   295.98%   271.74%
 33         496.96%        422.89%   397.75%   377.23%   345.42%   321.61%   302.94%   287.79%   264.51%
 34         480.65%        409.53%   385.39%   365.69%   335.14%   312.28%   294.35%   279.80%   257.43%
 35         464.89%        396.62%   373.45%   354.53%   325.20%   303.25%   286.03%   272.05%   250.57%
 36         449.66%        384.12%   361.87%   343.71%   315.55%   294.48%   277.94%   264.52%   243.89%
 37         434.98%        372.07%   350.72%   333.29%   306.25%   286.02%   270.14%   257.26%   237.45%
 38         420.85%        360.48%   339.98%   323.25%   297.30%   277.88%   262.63%   250.26%   231.25%
 39         407.27%        349.33%   329.66%   313.60%   288.70%   270.06%   255.43%   243.55%   225.29%
 40         394.23%        338.64%   319.77%   304.36%   280.46%   262.57%   248.53%   237.14%   219.61%
 41         381.72%        328.39%   310.29%   295.51%   272.58%   255.41%   241.94%   231.01%   214.19%
 42         369.72%        318.57%   301.21%   287.03%   265.04%   248.58%   235.65%   225.16%   209.03%
 43         358.21%        309.16%   292.51%   278.91%   257.83%   242.04%   229.64%   219.58%   204.11%
 44         347.14%        300.11%   284.14%   271.11%   250.90%   235.76%   223.88%   214.23%   199.39%
 45         336.48%        291.40%   276.10%   263.61%   244.23%   229.72%   218.33%   209.09%   194.87%
 46         326.22%        283.02%   268.35%   256.38%   237.82%   223.92%   213.00%   204.14%   190.52%
 47         316.33%        274.93%   260.88%   249.41%   231.63%   218.31%   207.86%   199.38%   186.32%
ATTAINED
   AGE
 48         306.78%        267.12%   253.67%   242.69%   225.66%   212.91%   202.90%   194.77%   182.27%
 49         297.58%        259.60%   246.71%   236.20%   219.90%   207.69%   198.11%   190.33%   178.37%
 50         288.71%        252.34%   240.01%   229.94%   214.34%   202.66%   193.49%   186.05%   174.61%
 51         280.16%        245.35%   233.54%   223.92%   208.99%   197.82%   189.05%   181.93%   170.99%
 52         271.93%        238.60%   227.31%   218.10%   203.83%   193.15%   184.77%   177.97%   167.51%
 53         263.99%        232.11%   221.31%   212.50%   198.86%   188.65%   180.65%   174.15%   164.16%
 54         256.36%        225.87%   215.54%   207.13%   194.09%   184.34%   176.70%   170.49%   160.96%
 55         249.00%        219.85%   209.99%   201.95%   189.50%   180.20%   172.90%   166.98%   157.89%
 56         241.92%        214.06%   204.64%   196.96%   185.08%   176.20%   169.25%   163.61%   154.94%
 57         235.07%        208.46%   199.46%   192.14%   180.81%   172.34%   165.71%   160.34%   152.09%
 58         228.45%        203.02%   194.44%   187.45%   176.65%   168.59%   162.27%   157.16%   149.31%
 59         222.01%        197.74%   189.55%   182.88%   172.59%   164.91%   158.90%   154.04%   146.57%
 60         215.77%        192.59%   184.78%   178.43%   168.62%   161.31%   155.60%   150.97%   143.88%
 61         209.70%        187.58%   180.14%   174.08%   164.75%   157.79%   152.36%   147.96%   141.23%
 62         203.84%        182.74%   175.64%   169.87%   160.98%   154.37%   149.21%   145.03%   138.65%
 63         198.20%        178.06%   171.30%   165.81%   157.36%   151.07%   146.17%   142.21%   136.15%
 64         192.79%        173.59%   167.16%   161.93%   153.90%   147.93%   143.27%   139.52%   133.78%
 65         187.61%        169.33%   163.20%   158.24%   150.60%   144.94%   140.53%   136.98%   131.55%
 66         182.67%        165.26%   159.43%   154.72%   147.47%   142.11%   137.93%   134.57%   129.45%
 67         177.93%        161.37%   155.83%   151.36%   144.49%   139.41%   135.46%   132.29%   127.45%
 68         173.38%        157.62%   152.37%   148.12%   141.62%   136.82%   133.09%   130.10%   125.55%
 69         168.99%        154.01%   149.02%   145.00%   138.84%   134.30%   130.79%   127.97%   123.69%
 70         164.74%        150.50%   145.77%   141.96%   136.14%   131.86%   128.55%   125.89%   121.87%
 71         160.64%        147.11%   142.63%   139.02%   133.52%   129.48%   126.36%   123.87%   120.10%
 72         156.70%        143.86%   139.61%   136.20%   131.00%   127.19%   124.26%   121.91%   118.38%
 73         152.93%        140.75%   136.73%   133.50%   128.60%   125.01%   122.25%   120.05%   116.74%
 74         149.37%        137.82%   134.02%   130.96%   126.34%   122.96%   120.37%   118.31%   115.21%
 75         146.01%        135.06%   131.47%   128.59%   124.23%   121.05%   118.62%   116.69%   113.80%
 76         142.84%        132.48%   129.09%   126.37%   122.27%   119.29%   117.01%   115.21%   112.51%
 77         139.87%        130.07%   126.87%   124.31%   120.45%   117.66%   115.53%   113.84%   111.33%
 78         137.06%        127.80%   124.78%   122.38%   118.76%   116.14%   114.15%   112.58%   110.24%
 79         134.40%        125.66%   122.82%   120.56%   117.16%   114.72%   112.86%   111.40%   109.23%
 80         131.87%        123.63%   120.96%   118.84%   115.66%   113.38%   111.65%   110.29%   108.28%
 81         129.49%        121.72%   119.21%   117.22%   114.24%   112.11%   110.51%   109.24%   107.38%
 82         127.23%        119.92%   117.56%   115.69%   112.91%   110.93%   109.43%   108.26%   106.54%
 83         125.12%        118.24%   116.03%   114.28%   111.67%   109.82%   108.44%   107.35%   105.76%
 84         123.16%        116.70%   114.62%   112.98%   110.54%   108.82%   107.53%   106.53%   105.06%
 85         121.34%        115.28%   113.33%   111.79%   109.52%   107.91%   106.71%   105.78%   104.42%
 86         119.66%        113.98%   112.15%   110.72%   108.59%   107.09%   105.98%   105.11%   103.86%
 87         118.10%        112.79%   111.08%   109.74%   107.75%   106.36%   105.32%   104.52%   103.36%
 88         116.64%        111.69%   110.10%   108.85%   107.00%   105.70%   104.73%   103.99%   102.91%
 89         115.27%        110.68%   109.20%   108.03%   106.31%   105.10%   104.20%   103.51%   102.51%
 90         113.97%        109.73%   108.36%   107.27%   105.67%   104.55%   103.72%   103.07%   102.16%
 91         112.71%        108.83%   107.56%   106.56%   105.08%   104.04%   103.27%   102.68%   101.97%
 92         111.48%        107.95%   106.80%   105.88%   104.52%   103.57%   102.85%   102.31%   101.00%
 93         110.24%        107.08%   106.04%   105.21%   103.98%   103.11%   102.46%   101.97%   101.00%
 94         108.97%        106.19%   105.27%   104.53%   103.43%   102.64%   102.06%   101.00%   101.00%
 95         107.64%        105.23%   104.44%   103.80%   102.84%   102.16%   101.97%   101.00%   101.00%
 96         106.24%        104.21%   103.56%   103.01%   102.21%   101.97%   101.00%   101.00%   101.00%
 97         104.79%        103.13%   102.64%   102.17%   101.97%   101.00%   101.00%   101.00%   101.00%
 98         103.34%        102.04%   101.97%   101.97%   101.00%   101.00%   101.00%   101.00%   101.00%
 99         101.97%        101.97%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%
 100+       101.00%        101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%

CASH VALUE ACCUMULATION TEST - UNISEX
  RISK     PREFERRED OR
 CLASS:      STANDARD        A         B         C         D         E         F         G          H
ATTAINED
  AGE:
 20         660.51%        551.81%   515.46%   485.97%   440.56%   406.80%   380.43%   359.09%   326.35%
 21         641.23%        536.78%   501.85%   473.50%   429.86%   397.39%   372.02%   351.49%   319.98%
 22         622.33%        522.00%   488.43%   461.19%   419.25%   388.04%   363.65%   343.90%   313.59%
 23         603.74%        507.36%   475.11%   448.95%   408.64%   378.66%   355.21%   336.24%   307.09%
 24         585.45%        492.88%   461.91%   436.78%   398.07%   369.26%   346.74%   328.50%   300.49%
 25         567.49%        478.59%   448.84%   424.71%   387.53%   359.86%   338.23%   320.72%   293.81%
 26         549.81%        464.44%   435.87%   412.70%   377.00%   350.43%   329.66%   312.84%   287.00%
 27         532.48%        450.50%   423.07%   400.82%   366.54%   341.04%   321.09%   304.94%   280.14%
 28         515.51%        436.78%   410.45%   389.09%   356.18%   331.69%   312.55%   297.05%   273.24%
 29         498.95%        423.35%   398.07%   377.56%   345.97%   322.46%   304.09%   289.21%   266.36%
 30         482.82%        410.24%   385.96%   366.27%   335.95%   313.39%   295.75%   281.48%   259.55%
 31         467.14%        397.44%   374.14%   355.23%   326.13%   304.48%   287.55%   273.85%   252.82%
 32         451.93%        385.01%   362.63%   344.49%   316.55%   295.78%   279.54%   266.40%   246.22%
 33         437.18%        372.92%   351.45%   334.03%   307.22%   287.28%   271.70%   259.09%   239.74%
 34         422.91%        361.22%   340.61%   323.89%   298.16%   279.03%   264.09%   251.99%   233.43%
 35         409.11%        349.88%   330.10%   314.06%   289.36%   271.01%   256.67%   245.08%   227.28%
 36         395.79%        338.93%   319.94%   304.55%   280.85%   263.25%   249.50%   238.38%   221.31%
 37         382.93%        328.35%   310.13%   295.35%   272.62%   255.74%   242.55%   231.89%   215.53%
 38         370.55%        318.17%   300.68%   286.50%   264.70%   248.50%   235.86%   225.64%   209.96%
 39         358.64%        308.36%   291.58%   277.98%   257.07%   241.54%   229.41%   219.61%   204.59%
 40         347.20%        298.94%   282.84%   269.80%   249.74%   234.85%   223.23%   213.84%   199.45%
 41         336.19%        289.89%   274.45%   261.94%   242.71%   228.43%   217.30%   208.30%   194.51%
 42         325.63%        281.21%   266.40%   254.40%   235.97%   222.28%   211.62%   203.00%   189.80%
 43         315.48%        272.87%   258.66%   247.16%   229.49%   216.38%   206.16%   197.91%   185.27%
 44         305.74%        264.86%   251.24%   240.22%   223.28%   210.73%   200.94%   193.04%   180.95%
 45         296.37%        257.16%   244.11%   233.54%   217.31%   205.29%   195.92%   188.36%   176.79%
 46         287.36%        249.77%   237.25%   227.13%   211.59%   200.07%   191.11%   183.87%   172.81%
 47         278.70%        242.66%   230.67%   220.97%   206.08%   195.06%   186.48%   179.56%   168.99%
 48         270.37%        235.82%   224.33%   215.04%   200.79%   190.24%   182.03%   175.42%   165.32%
 49         262.34%        229.23%   218.22%   209.33%   195.69%   185.59%   177.75%   171.42%   161.77%
 50         254.63%        222.89%   212.35%   203.83%   190.78%   181.13%   173.63%   167.58%   158.37%
 51         247.20%        216.79%   206.70%   198.55%   186.06%   176.83%   169.66%   163.89%   155.09%
 52         240.07%        210.94%   201.28%   193.48%   181.53%   172.71%   165.86%   160.35%   151.96%
 53         233.22%        205.32%   196.08%   188.61%   177.19%   168.76%   162.22%   156.96%   148.96%
 54         226.66%        199.95%   191.10%   183.96%   173.04%   164.99%   158.75%   153.73%   146.10%
 55         220.38%        194.81%   186.34%   179.52%   169.09%   161.40%   155.45%   150.66%   143.39%
 56         214.36%        189.89%   181.80%   175.27%   165.31%   157.98%   152.30%   147.74%   140.82%
 57         208.60%        185.18%   177.45%   171.22%   161.71%   154.71%   149.30%   144.96%   138.37%
 58         203.06%        180.66%   173.27%   167.32%   158.25%   151.58%   146.43%   142.30%   136.04%
 59         197.74%        176.32%   169.26%   163.59%   154.93%   148.58%   143.67%   139.74%   133.79%
 60         192.62%        172.15%   165.41%   159.99%   151.74%   145.69%   141.02%   137.29%   131.64%
 61         187.71%        168.14%   161.71%   156.54%   148.68%   142.92%   138.48%   134.93%   129.57%
 62         182.99%        164.30%   158.16%   153.23%   145.74%   140.26%   136.04%   132.67%   127.59%
 63         178.47%        160.62%   154.76%   150.07%   142.93%   137.72%   133.72%   130.52%   125.70%
 64         174.16%        157.12%   151.53%   147.06%   140.27%   135.32%   131.52%   128.48%   123.92%
 65         170.05%        153.78%   148.46%   144.20%   137.75%   133.05%   129.44%   126.57%   122.25%
 66         166.14%        150.62%   145.55%   141.50%   135.36%   130.90%   127.48%   124.76%   120.69%
 67         162.40%        147.60%   142.78%   138.92%   133.10%   128.87%   125.63%   123.06%   119.21%
 68         158.82%        144.72%   140.13%   136.47%   130.94%   126.94%   123.87%   121.45%   117.82%
 69         155.40%        141.96%   137.60%   134.12%   128.88%   125.09%   122.19%   119.90%   116.48%
 70         152.11%        139.32%   135.17%   131.87%   126.90%   123.31%   120.58%   118.42%   115.20%
 71         148.96%        136.78%   132.84%   129.71%   125.00%   121.61%   119.03%   117.00%   113.97%
 72         145.96%        134.37%   130.63%   127.65%   123.20%   119.99%   117.56%   115.64%   112.80%
 73         143.11%        132.08%   128.53%   125.71%   121.49%   118.46%   116.17%   114.36%   111.69%
 74         140.42%        129.93%   126.56%   123.89%   119.90%   117.03%   114.87%   113.17%   110.66%
 75         137.89%        127.93%   124.73%   122.20%   118.42%   115.72%   113.68%   112.08%   109.72%
 76         135.52%        126.05%   123.02%   120.63%   117.06%   114.51%   112.59%   111.08%   108.87%
 77         133.28%        124.30%   121.43%   119.17%   115.80%   113.39%   111.59%   110.17%   108.10%
 78         131.18%        122.66%   119.94%   117.80%   114.62%   112.36%   110.66%   109.34%   107.39%
 79         129.17%        121.10%   118.53%   116.51%   113.51%   111.39%   109.79%   108.55%   106.73%
 80         127.26%        119.61%   117.18%   115.28%   112.46%   110.46%   108.97%   107.80%   106.10%
 81         125.43%        118.19%   115.90%   114.10%   111.45%   109.57%   108.18%   107.09%   105.50%
 82         123.70%        116.85%   114.68%   112.99%   110.49%   108.73%   107.42%   106.41%   104.93%
 83         122.06%        115.59%   113.54%   111.94%   109.59%   107.94%   106.71%   105.77%   104.39%
 84         120.53%        114.41%   112.48%   110.97%   108.76%   107.21%   106.06%   105.18%   103.89%
 85         119.11%        113.33%   111.51%   110.09%   108.00%   106.55%   105.47%   104.64%   103.44%
 86         117.79%        112.34%   110.62%   109.28%   107.31%   105.95%   104.93%   104.16%   103.04%
 87         116.55%        111.43%   109.81%   108.54%   106.69%   105.40%   104.45%   103.72%   102.67%
 88         115.39%        110.58%   109.06%   107.87%   106.12%   104.91%   104.02%   103.33%   102.35%
 89         114.28%        109.79%   108.36%   107.24%   105.60%   104.46%   103.62%   102.98%   102.06%
 90         113.20%        109.03%   107.70%   106.65%   105.12%   104.05%   103.26%   102.65%   101.97%
 91         112.14%        108.30%   107.06%   106.09%   104.66%   103.65%   102.92%   102.35%   101.00%
 92         111.07%        107.57%   106.43%   105.53%   104.21%   103.28%   102.59%   102.07%   101.00%
 93         109.96%        106.82%   105.79%   104.97%   103.76%   102.90%   102.27%   101.97%   101.00%
 94         108.79%        106.02%   105.10%   104.37%   103.28%   102.51%   101.97%   101.00%   101.00%
 95         107.54%        105.14%   104.35%   103.70%   102.75%   102.07%   101.00%   101.00%   101.00%
 96         106.19%        104.16%   103.51%   102.96%   102.16%   101.97%   101.00%   101.00%   101.00%
 97         104.77%        103.11%   102.62%   102.15%   101.97%   101.00%   101.00%   101.00%   101.00%
 98         103.34%        102.03%   101.97%   101.97%   101.00%   101.00%   101.00%   101.00%   101.00%
 99         101.97%        101.97%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%
 100+       101.00%        101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%

ADDITIONAL INFORMATION


Additional information about the Policy is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus.


Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Executive Variable Universal Life, Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com


Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Policy are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street NW, Washington, D.C. 20549-0102.

                  Principal Executive Variable Universal Life
                   Investment Company Act File No. 333-81714